U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 19, 1999

                           ---------------------------

                                 Citigroup Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                     52-1568099
---------------                    ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)

                 153 East 53rd Street, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5. Other Events.

      On July 19, 1999, Citigroup reported core income of $2.48 billion for the second quarter ended June 30, 1999, up 21% from $2.05 billion in the comparable 1998 period. Core income was $0.73 per basic share and $0.71 per diluted share, up 24% and 25%, respectively, from $0.59 per basic share and $0.57 per diluted share in the 1998 quarter. Business income rose 34% over the prior year quarter. Fueling this second consecutive quarter of double-digit earnings growth was a 40% increase in income from the Global Consumer business, a 26% increase in the contribution from the Global Corporate and Investment Bank, and a 22% increase in Asset Management income. With returns on common equity over 23% for the quarter and the first half, the Company is well-positioned to exceed its goal of a 20% return for the year.

      Business revenues for the quarter rose 12% from the prior year period to $14.68 billion. Revenues from the Global Consumer business increased 12% and Asset Management revenues 16%, while revenues from the Global Corporate and Investment Bank increased 11%.

      Net income for the quarter was $2.45 billion, or $0.72 per basic share and $0.70 per diluted share, compared to $2.24 billion, or $0.65 per basic share and $0.63 per diluted share, in the comparable period last year. Included in net income is a net impact of $29 million from restructuring-related items, versus a $191 million restructuring reserve release in the 1998 quarter.

      John S. Reed and Sanford I. Weill, Chairmen and Co-Chief Executive Officers of Citigroup, said, among other things: "As of the end of the second quarter, we already have taken the actions necessary to realize approximately $1.7 billion in cost reductions, and we anticipate exceeding our stated target of realizing $2 billion in annualized pre-tax expense savings by year-end." This paragraph contains statements which are forward-looking within the meaning of the Private Securities Litigation Reform Act. See "Forward-Looking Statements."

      Six month results

      Core income for the first six months of 1999 rose 16% from the 1998 period to a record $4.89 billion. Core earnings per share were $1.44 per basic share and $1.40 per diluted share, up 18% and 20%, respectively, from the $1.22 per basic share and $1.17 per diluted share reported in the prior year period. Business income increased 33% from last year's first half. Net income totaled $4.81 billion, a 9% increase from $4.40 billion in the comparable 1998 period, reflecting the net impact of ($82) million in accounting changes and restructuring-related items versus a $191 million restructuring reserve release in the prior year.

      The Company's franchise strength is supported by its strong balance sheet and 9.2% Tier 1 capital ratio. Total assets were approximately $690 billion at quarter-end.

                                 GLOBAL CONSUMER
 2nd Quarter Core Income: $1.11 Billion, Up 40% from $792 Million in 1998 Period

      Dynamic growth in core income for the Global Consumer business, which includes North American Banking/Lending, International and Insurance, was driven by expansion in all markets. North American Consumer Banking/Lending performance was particularly strong, as earnings from Cards increased 96% and Citibanking earnings nearly tripled from prior year levels.

      Revenue growth of 12%, together with increased productivity and reduced expenses, contributed to the strong earnings performance. Controllable expenses, excluding higher marketing expenditures and the effect of acquisitions, have declined 8% since the expense reduction programs were initiated in the third quarter of 1998, and the group is well on its way toward realizing its year-end targets. As an example, within the past year, full-time and equivalent positions have been reduced by approximately 5,500, primarily in North America Consumer Banking and Latin America, excluding acquisitions. Meanwhile, the group continues to invest in new business initiatives, expansion in Japan and Eastern Europe, and the global Card operation. During the quarter, Citigroup entered into a co-branding alliance with Cathay Pacific Airways and launched its bankcard product in Hungary and Guam.

      North America Consumer

      * Banking/Lending's core income rose 81% in the quarter on a 10% increase in revenues.

            - Core income for Cards increased 96% to $267 million, reflecting core business expansion and the contributions of the acquired UCS and Mellon portfolios since last April. Revenues rose 10%, driven by risk-based fee increases, a 15% rise in sales volume and 13% growth in receivables in U.S. bankcards over the prior year quarter. Receivables reached $70.3 billion and accounts rose 4%, or 1.7 million. Credit continued to improve, as net charge-offs as a percentage of average receivables in the U.S. bankcard portfolio fell to 4.63% from 5.65% in the prior year period and 4.72% in the 1999 first quarter.

            - Citibanking core income increased 186% to $106 million in the quarter. Continued successful implementation of cost reduction initiatives drove a 25% or $109 million decline in total expenses from the prior year quarter, including an $82 million reduction in fixed expenses. Revenues rose slightly to $532 million, excluding the impact of a special item related to a lease buyout in the 1998 quarter. Higher fees from the sale of investment products and continued growth in client accounts were offset by lower yields versus the year ago period.

            - Commercial Credit's core income grew 45% to $87 million in the quarter, with revenues rising 26% to $410 million. Receivables rose 29% from the 1998 period as a result of healthy business flow at Commercial Credit branches, cross-selling of Commercial Credit products through Primerica distribution channels, and the addition of certain U.S. and Canadian branches acquired from Associates First Capital this year. The total number of Commercial Credit branches rose to 1,177 from 1,005 last year.

            - Core income from Mortgage Banking, which includes the Student Loan business, increased 6% from the prior year quarter to $53 million. The results include the acquisition of Source One Mortgage Services Corporation as of April 30, 1999. This acquisition is expected to be accretive to earnings in 1999. Higher student loan and mortgage volumes, continued improvements in the credit quality of the mortgage portfolio and flat expenses, excluding the acquisition, contributed to positive overall trends.

      * The Insurance sector reported a 17% increase in core income in the quarter, despite a challenging market environment.

            - Travelers Life & Annuity's income rose 36% from the prior year period to $173 million. This was primarily attributable to increased business volume and particularly strong investment income. The business achieved double-digit growth in annuity account balances and direct periodic life and long-term care premiums, reflecting both greater popularity of these products with an aging American population and strong momentum from cross-selling through Primerica and Citibank branches.

            - Primerica's core income rose 10% to $113 million as a result of growth in life insurance in-force, record contributions from cross-selling mutual funds and variable annuities, and increased investment income. The proportion of Primerica's income related to cross-selling was approximately 21% in the period, contributing to the revenue growth of affiliated companies. Less favorable mortality was partially offset by disciplined expense management.

            - Travelers Property Casualty's Personal Lines core income was $79 million, down $2.5 million from the prior year quarter. Catastrophe losses were $10.1 million higher. Lower prior-year favorable reserve development and higher loss ratios in the Travelers SECURE business also affected second quarter results. The statutory combined ratio was 94.8% compared to 92.9% in the 1998 quarter. Net written premiums increased 9% over the prior year, driven by higher production through all distribution channels, with independent agents accounting for more than 40% of the growth. During the period, the company realigned its underwriting standards for its Travelers SECURE product to offset a more competitive rate environment and generally lower margins in this business. These changes should improve future profitability.

      International Consumer

      The International Consumer business reported a 25% increase in core income from last year's second quarter to $303 million, on 19% growth in accounts. Deposits rose 17% versus the 1998 period.

      * Asia Pacific core income rose 26% for the quarter to $108 million, while revenue increased 19%. Accounts and customer deposits continued to grow at rates of 26% and 17%, respectively, across the region, and Japan continues to post strong performance. The provision for credit losses increased by $25 million, or 39%, from the 1998 quarter, the result of economic conditions and increased asset volumes, and was flat with the 1999 first quarter.

      * Europe, Middle East and Africa (EMEA) reported a 39% rise in core income in the quarter to $78 million, led by strong performance in all areas, particularly investment products and cards. Revenues rose 8% in the quarter, with strong contributions from Germany and Greece. Expense levels were unchanged from the prior year quarter.

      * Latin America core income increased 19% from the comparable 1998 quarter to $44 million, as the impact of acquisitions offset increased write-offs in certain countries. Revenues rose 36% in the quarter, as a result of the positive impact of recent acquisitions and a rebound in earnings from the 33%-owned Brazilian affiliate Credicard. Expenses rose 22%, although efficiency programs resulted in a 3% decline in expenses, excluding the impact of acquisitions. The impact of foreign currency translation decreased growth in revenue and expenses by 10% and 7%, respectively. The region experienced weaker credit trends, primarily in Argentina and Chile, as the provision for credit losses rose from $61 million in the year ago quarter to $135 million.

      * The Global Private Bank, which serves high net worth individuals around the world, recorded core income of $73 million, 14% higher than in the second quarter of 1998. The increase in earnings was driven by revenue growth, particularly in the U.S. and Japan.

      e-Citi

      Losses from e-Citi grew 19% to $44 million, as the Company continued to invest in Internet-based initiatives. Consistent with its mission to develop Internet financial services and electronic commerce applications, the Company will launch multiple Web-based products this year, including an electronic wallet, an electronic payment service that will facilitate secure financial transactions on-line.

      Other

      Other consumer business items, which include unallocated marketing and staff expenses, increased by $19 million to a net loss of $27 million for the quarter.

                      GLOBAL CORPORATE AND INVESTMENT BANK
2nd Quarter Core Income: $1.26 Billion, Up 26% from $1.00 Billion in 1998 Period

      Results for the Global Corporate and Investment Bank reflect particularly strong performance at Salomon Smith Barney, driven by strong investment banking results and robust securities markets, as well as solid performance from Emerging Markets and Commercial Lines. The Global Corporate and Investment Bank won more than 50 awards in Euromoney's annual poll of international financial institutions. Among the highlights, the Global Bank ranked number one in Euromoney's foreign exchange poll for the twenty-first consecutive year.

      During the quarter, Salomon Smith Barney reinforced its position as the number one underwriter of jumbo bond deals and a leading underwriter of bonds in all currencies through its significant participation in eleven global bond transactions of more than $1 billion. In addition, the firm continued to make progress over last year in the league tables. The combined efforts of Citibank's global corporate bank and Salomon Smith Barney resulted in the completion of 67 collaborative transactions in the quarter.

      * The momentum of Salomon Smith Barney's strong first quarter performance continued into the second quarter, with quality earnings emanating from growth in commission income from the Private Client group, strong investment banking fees and principal transactions. Core business income was $610 million, a 75% increase from the 1998 quarter, on net revenues of $3.27 billion versus $2.52 billion in the prior year period.

            Revenues from principal transactions, while down from this year's record first quarter, were well ahead of last year for the quarter and year to date, reflecting increased customer order flow. Principal transaction revenues from equities, fixed income and municipals were up in the quarter by 99%, 50% and 43%, respectively, versus the 1998 period. In addition, Phibro and Global Arbitrage were moderately profitable, after recording modest losses in the comparable 1998 quarter.

            Annualized gross production per Financial Consultant was $477,000 in the quarter, with overall commission revenues up 16% to a record $903 million. Client assets under control increased 18% over last year to $852 billion. Strong investment banking revenues of $762 million compared to $633 million in the 1998 quarter and $655 million in the first quarter of 1999. Merger and acquisition fees were a particularly strong contributor to these results, as were equity and high grade debt underwriting. Asset management and administration fees, exclusive of those reported in the Asset Management business segment, also increased substantially by 16% over last year, reflecting continued increases in assets under fee-based management.

            Total non-interest operating expenses increased by $327 million in the quarter, largely reflecting increases in compensation and other production-related expenses that vary with revenue. Compensation and benefits as a percentage of net revenues was 52.2%, down from 59.5% in the comparable 1998 period. Including the Asset Management business segment, the compensation and benefits ratio was 49.6%, which is comparable to that of other broker/dealers.

      * Emerging Markets core income of $295 million in the 1999 second quarter was $53 million or 22% higher than that reported for the 1998 period, as broad-based revenue growth and expense discipline offset higher credit costs. Revenues increased 12% to $1.09 billion, reflecting strong growth in Latin America primarily attributable to trading and transaction banking activities. Revenues in Asia Pacific and CEEMEA (Central and Eastern Europe, Middle East and Africa) were essentially unchanged from the second quarter of 1998, as lower trading-related revenue offset a higher level of securities transactions. Business with multinational companies managed jointly with the Global Relationship Bank grew 16% from the prior year period and now accounts for approximately 27% of revenues in Emerging Markets. Expenses were well-controlled as spending to expand the emerging market franchise was essentially funded from savings from the 1997 and 1998 restructuring actions and other expense savings initiatives. Expenses also benefited from the effect of foreign currency translation. Credit write-offs of $110 million increased $31 million from the second quarter of last year, largely because of the Middle East and Latin America, but declined $5 million from the 1999 first quarter.

      * Global Relationship Banking reported core income of $158 million, down 34% from the 1998 quarter, which included $104 million in an after-tax gain from the disposition of real estate investments and a related real estate recovery. Excluding these items, core income rose 17%. Because of 1998 real estate-related items, revenues declined 12% to $1.01 billion from the prior year, although the business experienced strong growth in corporate finance and moderate growth in transaction services. Omitting the second quarter 1998 items, revenues were flat. Expenses improved for the fourth consecutive quarter and were 8% lower than in the second quarter of last year, primarily because of business integration actions and a decline in expenses for Y2K and EMU. The business reported negligible net write-offs in the quarter, versus net recoveries of $51 million (primarily real estate) in the 1998 second quarter.

      * Travelers Property Casualty's Commercial Lines core income increased 16% to $201 million, reflecting favorable prior-year loss development, continued expense reductions and lower weather-related losses. These factors also accounted for the improvement in the combined ratio to 105.6% from 109.8% in the 1998 quarter. Net written premiums were down 2% from the prior year period, reflecting the company's continued disciplined approach to underwriting and risk management. Renewal price increases were achieved in all major lines.

                                ASSET MANAGEMENT
  2nd Quarter Core Income: $84 Million, Up 22% from $69 Million in 1998 Period

      SSB Citi Asset Management's 16% revenue growth offset continued investment in business infrastructure. Expenses increased 11%, reflecting global business growth and ongoing efforts to build the group's investment and quantitative research capabilities. These efforts are more than half completed. The segment's pretax profit margin for the quarter increased to 38.9% from 36.6% in the 1998 period.

      Assets under management rose 19% to $347 billion, as growth continued across all product categories. Institutional managed accounts grew 17% to $97 billion, driven by cross-selling efforts with the Global Corporate and Investment Bank and sub-advisory business in Europe, while money funds, including institutional liquidity funds, and long-term mutual fund assets rose 25% and 12%, respectively. The group raised $300 million in Japan during the quarter through sales of its new CitiFunds mutual funds and sales of Salomon Brothers mutual funds through non-proprietary channels. Mutual fund sales through the Citibank Europe Consumer Bank were over $850 million in the quarter, $700 million of which were from new initiatives including Citi Euroland funds.

      SSB Citi Asset Management continued to gain market share in proprietary channels. The amount of proprietary mutual funds sold through Primerica totaled $453 million in the quarter, and they accounted for 62% of Primerica's U.S. mutual fund sales versus 56% in the 1998 quarter. Sales of the group's funds through Salomon Smith Barney's retail channel grew to 33% of the firm's total mutual fund sales, up from 27% in the 1998 quarter. Penetration of the private client separately managed account category increased as well, with sales up more than 150% from the 1998 quarter.

                                 CORPORATE/OTHER
  2nd Quarter Core Loss: $144 Million, Up 10% from $131 Million in 1998 Period

      The higher loss in Corporate/Other, which includes treasury expense, corporate staff and other expenses, reflects an increase in corporate technology and other costs, partially offset by lower corporate staff expense, largely resulting from a 15% reduction in headcount.

                              INVESTMENT ACTIVITIES
2nd Quarter Core Income: $163 Million, Down 48% from $316 Million in 1998 Period

      Investment Activities core income for the quarter of $163 million was down $153 million, or 48% from the 1998 quarter. The decrease resulted primarily from lower revenues from sales of Brazilian Brady Bonds (down $174 million) and of other proprietary investments, partially offset by a 43% increase in U.S. venture capital revenue to $156 million.

                                     * * *

Forward-Looking Statements

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; the earnings impact of recent acquisitions; the ability to realize future profitability as a result of changes in insurance underwriting standards; and the timely implementation of restructuring programs and the ability of the Company generally to achieve anticipated levels of operational efficiencies and expense savings related to recent transactions or otherwise. Readers also are directed to other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

Citigroup Second Quarter 1999 Results, page 10

-----------------------------------------------------------------------------------------------------------------------------
                                                            Second Quarter                           Six Months
Citigroup Segment Income                              --------------------            %    --------------------            %
(In Millions of Dollars)                                  1999        1998       Change        1999        1998       Change
-----------------------------------------------------------------------------------------------------------------------------
Global Consumer
       Citibanking North America ..................     $  106      $   37          186      $  180      $   62          190
       Mortgage Banking ...........................         53          50            6         113         100           13
       Cards ......................................        267         136           96         535         289           85
       Commercial Credit ..........................         87          60           45         168         119           41
                                                      --------------------                 --------------------
    Banking/Lending ...............................        513         283           81         996         570           75
                                                      --------------------                 --------------------

       Travelers Life & Annuity ...................        173         127           36         320         246           30
       Primerica Financial Services ...............        113         103           10         223         198           13
       Personal Lines (A) .........................         79          81           (2)        162         163           (1)
                                                      --------------------                 --------------------
    Insurance .....................................        365         311           17         705         607           16
                                                      --------------------                 --------------------
                                                      --------------------                 --------------------
Total North America ...............................        878         594           48       1,701       1,177           45
                                                      --------------------                 --------------------
    Europe, Middle East, & Africa .................         78          56           39         152         107           42
    Asia Pacific ..................................        108          86           26         210         169           24
    Latin America .................................         44          37           19          92          80           15
    Global Private Bank ...........................         73          64           14         130         122            7
                                                      --------------------                 --------------------
Total International ...............................        303         243           25         584         478           22
                                                      --------------------                 --------------------

e-Citi ............................................        (44)        (37)         (19)        (80)        (67)         (19)
Other .............................................        (27)         (8)        (238)        (44)         (7)        (529)
                                                      --------------------                 --------------------
Total Global Consumer .............................      1,110         792           40       2,161       1,581           37
                                                      --------------------                 --------------------

Global Corporate and Investment Bank
Salomon Smith Barney ..............................        610         348           75       1,258         791           59
Emerging Markets ..................................        295         242           22         615         502           23
Global Relationship Banking .......................        158         239          (34)        360         399          (10)
Commercial Lines (A) ..............................        201         174           16         390         345           13

                                                      --------------------                 --------------------
Total Global Corporate and Investment Bank ........      1,264       1,003           26       2,623       2,037           29
                                                      --------------------                 --------------------
                                                      --------------------                 --------------------
SSB Citi Asset Management Group ...................         84          69           22         164         138           19
                                                      --------------------                 --------------------
Corporate/Other ...................................       (144)       (131)         (10)       (309)       (264)         (17)
                                                      --------------------                 --------------------
Business Income ...................................      2,314       1,733           34       4,639       3,492           33
                                                      --------------------                 --------------------
                                                      --------------------                 --------------------
Investment Activities .............................        163         316          (48)        253         718          (65)
                                                      --------------------                 --------------------
                                                      --------------------                 --------------------
Core Income .......................................      2,477       2,049           21       4,892       4,210           16
                                                      --------------------                 --------------------
Restructuring-Related Items -- After Tax (B) ....          (29)        191          115          45         191           76
Cumulative Effect of Accounting Changes (C) .......         --          --           --        (127)         --           NM
                                                      --------------------                 --------------------
Net Income ........................................     $2,448      $2,240            9      $4,810      $4,401            9
=============================================================================================================================

(A) In the aggregate, these represent Citigroup's share of Travelers Property Casualty Corp. results.
(B) For 1999, includes restructuring-related items of $29 million in the second quarter and $80 million in the six months and a credit for the reversal of the 1997 charge of $125 million in the six months. For 1998, includes a credit for the reversal of the 1997 charge of $191 million in both the second quarter and six months.
(C) Refers to adoption of Statement of Position "SOP" 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" of ($135) million; adoption of SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5. "Reporting on the Costs of Start-Up Activities" of ($15) million.
NM    Not meaningful.
--------------------------------------------------------------------------------

CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT

Citigroup, the world's most global financial services company, provides some 100 million consumers, corporations, governments and institutions in 100 countries with a broad range of financial products and services.

                                                                                                    2Q 1999 vs.
(in millions, except per share amounts)        1Q       2Q       3Q       4Q       1Q       2Q   2Q 1998 Increase/
                                              1998     1998     1998     1998     1999     1999     (Decrease)
                                            -------  -------  -------  -------  -------  ------- -----------------
Core Income                                 $ 2,161  $ 2,049  $   729  $ 1,403  $ 2,415  $ 2,477       21%
Restructuring / Merger Items                     --      191       --     (726)      74      (29)
Cumulative Effect of Accounting Changes          --       --       --       --     (127)      --

                                            -------  -------  -------  -------  -------  -------
Net Income                                  $ 2,161  $ 2,240  $   729  $   677  $ 2,362  $ 2,448        9%
                                            =======  =======  =======  =======  =======  =======

Basic Earnings Per Share:
Core Income                                 $  0.62  $  0.59  $  0.20  $  0.41  $  0.71  $  0.73       24%
                                            =======  =======  =======  =======  =======  =======
Net Income                                  $  0.62  $  0.65  $  0.20  $  0.19  $  0.70  $  0.72       11%
                                            =======  =======  =======  =======  =======  =======

Weighted average common shares
   applicable to Basic EPS                  3,365.0  3,366.0  3,372.5  3,350.1  3,340.2  3,332.7
                                            =======  =======  =======  =======  =======  =======

Preferred Dividends - Basic                 $    63  $    58  $    50  $    45  $    40  $    38
                                            =======  =======  =======  =======  =======  =======

Diluted Earnings Per Share:
Core Income                                 $  0.60  $  0.57  $  0.20  $  0.40  $  0.69  $  0.71       25%
                                            =======  =======  =======  =======  =======  =======
Net Income                                  $  0.60  $  0.63  $  0.20  $  0.19  $  0.68  $  0.70       11%
                                            =======  =======  =======  =======  =======  =======

Adjusted weighted average common shares
   applicable to Diluted EPS                3,492.9  3,496.4  3,481.1  3,435.5  3,440.0  3,450.3
                                            =======  =======  =======  =======  =======  =======

Preferred Dividends - Diluted               $    57  $    52  $    44  $    39  $    37  $    35
                                            =======  =======  =======  =======  =======  =======

Common Shares Outstanding, at period end    3,421.2  3,420.8  3,413.3  3,387.0  3,380.3  3,379.6
                                            =======  =======  =======  =======  =======  =======

Tier 1 Capital Ratio                           8.38%    8.46%    8.69%    8.68%    8.86%    9.20%*
                                            =======  =======  =======  =======  =======  =======
Total Capital Ratio                           10.97%   11.00%   11.28%   11.43%   11.56%   12.00%*
                                            =======  =======  =======  =======  =======  =======
Leverage Ratio                                 5.67%    5.65%    5.73%    6.03%    6.24%    6.40%*
                                            =======  =======  =======  =======  =======  =======

Total Assets, at period end (in billions)   $ 738.8  $ 750.8  $ 701.3  $ 668.6  $ 690.6  $ 690.0*
                                            =======  =======  =======  =======  =======  =======
Stockholders' Equity, at period
   end (in billions)                        $  42.8  $  43.9  $  43.1  $  42.7  $  44.0  $  44.9*
                                            =======  =======  =======  =======  =======  =======
Stockholders' Equity and Trust Securities,
   at period end (in billions)              $  46.4  $  47.7  $  46.9  $  47.0  $  48.9  $  49.8*
                                            =======  =======  =======  =======  =======  =======

Book Value Per Share, at period end         $ 11.63  $ 12.04  $ 11.95  $ 11.91  $ 12.38  $ 12.66*
                                            =======  =======  =======  =======  =======  =======

Return on Common Equity (Net Income)           22.0%    21.8%     6.6%     6.2%    23.0%    22.8%*
                                            =======  =======  =======  =======  =======  =======
Return on Common Equity (Core Income)          21.4%    19.4%     6.5%    13.0%    23.6%    23.1%*
                                            =======  =======  =======  =======  =======  =======
Return on Common Equity (Core Income),
   excluding FAS 115                           22.4%    20.2%     6.7%    13.4%    24.3%    24.1%*

                                              YTD        YTD       YTD 2Q 1999 vs.
(in millions, except per share amounts)        2Q        2Q     YTD 2Q 1998 Increase/
                                              1998       1999        (Decrease)
                                            -------    -------  ---------------------
Core Income                                 $ 4,210    $ 4,892          16%
Restructuring / Merger Items                    191         45
Cumulative Effect of Accounting Changes          --       (127)

                                            -------    -------
Net Income                                  $ 4,401    $ 4,810           9%
                                            =======    =======

Basic Earnings Per Share:
Core Income                                 $  1.22    $  1.44          18%
                                            =======    =======
Net Income                                  $  1.27    $  1.42          12%
                                            =======    =======

Weighted average common shares
   applicable to Basic EPS                  3,365.4    3,336.4
                                            =======    =======

Preferred Dividends - Basic                 $   121    $    78
                                            =======    =======

Diluted Earnings Per Share:
Core Income                                 $  1.17    $  1.40          20%
                                            =======    =======
Net Income                                  $  1.23    $  1.38          12%
                                            =======    =======

Adjusted weighted average common shares
   applicable to Diluted EPS                3,491.6    3,445.2
                                            =======    =======

Preferred Dividends - Diluted               $   109    $    72
                                            =======    =======

Common Shares Outstanding, at period end    3,420.8    3,379.6
                                            =======    =======

Tier 1 Capital Ratio                           8.46%      9.20%*
                                            =======    =======
Total Capital Ratio                           11.00%     12.00%*
                                            =======    =======
Leverage Ratio                                 5.65%      6.40%*
                                            =======    =======

Total Assets, at period end (in billions)   $ 750.8    $ 690.0*
                                            =======    =======
Stockholders' Equity, at period
   end (in billions)                        $  43.9    $  44.9*
                                            =======    =======
Stockholders' Equity and Trust Securities,
   at period end (in billions)              $  47.7    $  49.8*
                                            =======    =======

Book Value Per Share, at period end         $ 12.04    $ 12.66*
                                            =======    =======

Return on Common Equity (Net Income)           21.9%      22.9%*
                                            =======    =======
Return on Common Equity (Core Income)          20.9%      23.3%*
                                            =======    =======
Return on Common Equity (Core Income),
   excluding FAS 115                           21.9%      24.2%*

* Preliminary

CITIGROUP -- SEGMENT NET REVENUES
(In millions of dollars)

                                                                                                                    2Q 1999 vs.
                                                   1Q         2Q         3Q         4Q         1Q         2Q     2Q 1998 Increase/
                                                  1998       1998       1998       1998       1999       1999       (Decrease)
                                                --------   --------   --------   --------   --------   --------  -----------------
Global Consumer:
Banking / Lending
    Citibanking North America                   $    491   $    535   $    501   $    502   $    521   $    532          (1%)
    Mortgage Banking                                 154        152        160        153        169        183          20%
    Cards                                          1,415      1,825      1,930      2,045      1,988      2,000          10%
    Consumer Finance Services                        309        326        342        361        376        410          26%
                                                --------   --------   --------   --------   --------   --------
       Total Banking / Lending                     2,369      2,838      2,933      3,061      3,054      3,125          10%

Insurance
    Travelers Life and Annuity                       698        765        716        833        771        867          13%
    Primerica Financial Services                     400        420        413        421        432        443           5%
    Personal Lines                                   868        899        924        975        983      1,005          12%
                                                --------   --------   --------   --------   --------   --------
       Total Insurance                             1,966      2,084      2,053      2,229      2,186      2,315          11%

International
    Europe, Middle East and Africa                   471        496        513        541        534        537           8%
    Asia Pacific                                     423        457        460        512        519        544          19%
    Latin America                                    354        370        431        445        466        503          36%
    Global Private Bank                              264        285        285        294        273        299           5%
                                                --------   --------   --------   --------   --------   --------
       Total International                         1,512      1,608      1,689      1,792      1,792      1,883          17%

e-Citi                                                30         34         38         47         54         55          62%

Other                                                 27         21         23         27         31         24          14%

                                                --------   --------   --------   --------   --------   --------
    Total Global Consumer                          5,904      6,585      6,736      7,156      7,117      7,402          12%
                                                --------   --------   --------   --------   --------   --------

Global Corporate and Investment Bank:
Salomon Smith Barney                               2,918      2,523        685      2,207      3,341      3,269          30%
Emerging Markets                                     957        972        721        974      1,138      1,087          12%
Global Relationship Banking                          989      1,151        828        947      1,087      1,008         (12%)
Commercial Lines                                   1,619      1,584      1,604      1,674      1,534      1,558          (2%)

                                                --------   --------   --------   --------   --------   --------
    Total Global Corporate and Investment Bank     6,483      6,230      3,838      5,802      7,100      6,922          11%
                                                --------   --------   --------   --------   --------   --------

SSB Citi Asset Management Group                      305        309        318        324        354        357          16%
                                                --------   --------   --------   --------   --------   --------

Corporate / Other                                    (53)       (69)       (64)        (5)       (66)        (1)         99%
                                                --------   --------   --------   --------   --------   --------

---------------------------------------------------------------------------------------------------------------
 Total Business Revenues                          12,639     13,055     10,828     13,277     14,505     14,680          12%
---------------------------------------------------------------------------------------------------------------

Investment Activities                                619        491        169         45        153        270         (45%)

---------------------------------------------------------------------------------------------------------------
Total Adjusted Net Revenues                     $ 13,258   $ 13,546   $ 10,997   $ 13,322   $ 14,658   $ 14,950          10%
---------------------------------------------------------------------------------------------------------------

                                                   YTD        YTD        YTD 2Q 1999 vs.
                                                    2Q         2Q     YTD 2Q 1998 Increase/
                                                   1998       1999          (Decrease)
                                                 --------   --------  ---------------------
Global Consumer:
Banking / Lending
    Citibanking North America                    $  1,026   $  1,053            3%
    Mortgage Banking                                  306        352           15%
    Cards                                           3,240      3,988           23%
    Consumer Finance Services                         635        786           24%
                                                 --------   --------
       Total Banking / Lending                      5,207      6,179           19%

Insurance
    Travelers Life and Annuity                      1,463      1,638           12%
    Primerica Financial Services                      820        875            7%
    Personal Lines                                  1,767      1,988           13%
                                                 --------   --------
       Total Insurance                              4,050      4,501           11%

International
    Europe, Middle East and Africa                    967      1,071           11%
    Asia Pacific                                      880      1,063           21%
    Latin America                                     724        969           34%
    Global Private Bank                               549        572            4%
                                                 --------   --------
       Total International                          3,120      3,675           18%

e-Citi                                                 64        109           70%

Other                                                  48         55           15%

                                                 --------   --------
    Total Global Consumer                          12,489     14,519           16%
                                                 --------   --------

Global Corporate and Investment Bank:
Salomon Smith Barney                                5,441      6,610           21%
Emerging Markets                                    1,929      2,225           15%
Global Relationship Banking                         2,140      2,095           (2%)
Commercial Lines                                    3,203      3,092           (3%)

                                                 --------   --------
    Total Global Corporate and Investment Bank     12,713     14,022           10%
                                                 --------   --------

SSB Citi Asset Management Group                       614        711           16%
                                                 --------   --------

Corporate / Other                                    (122)       (67)          45%
                                                 --------   --------

-----------------------------------------------  -------------------
 Total Business Revenues                           25,694     29,185           14%
-----------------------------------------------  -------------------

Investment Activities                               1,110        423          (62%)

-----------------------------------------------  -------------------
Total Adjusted Net Revenues                      $ 26,804   $ 29,608           10%
-----------------------------------------------  -------------------

CITIGROUP -- SEGMENT CORE INCOME
(In millions of dollars)

                                                                                                              2Q 1999 vs.
                                                   1Q        2Q        3Q        4Q        1Q        2Q    2Q 1998 Increase/
                                                  1998      1998      1998      1998      1999      1999      (Decrease)
                                                -------   -------   -------   -------   -------   -------  -----------------

Global Consumer:
Banking / Lending
    Citibanking North America                   $    25   $    37   $    28   $    19   $    74   $   106         186%
    Mortgage Banking                                 50        50        57        55        60        53           6%
    Cards                                           153       136       218       290       268       267          96%
    Consumer Finance Services                        59        60        72        73        81        87          45%
                                                -------   -------   -------   -------   -------   -------
       Total Banking / Lending                      287       283       375       437       483       513          81%

Insurance
    Travelers Life and Annuity                      119       127       123       124       147       173          36%
    Primerica Financial Services                     95       103        99       103       110       113          10%
    Personal Lines                                   82        81        68        88        83        79          (2%)
                                                -------   -------   -------   -------   -------   -------
       Total Insurance                              296       311       290       315       340       365          17%

International
    Europe, Middle East and Africa                   51        56        69        61        74        78          39%
    Asia Pacific                                     83        86       101       117       102       108          26%
    Latin America                                    43        37        42        38        48        44          19%
    Global Private Bank                              58        64        65        61        57        73          14%
                                                -------   -------   -------   -------   -------   -------
       Total International                          235       243       277       277       281       303          25%

e-Citi                                              (30)      (37)      (33)      (43)      (36)      (44)        (19%)

Other                                                 1        (8)      (28)      (45)      (17)      (27)       (238%)

                                                -------   -------   -------   -------   -------   -------
    Total Global Consumer                           789       792       881       941     1,051     1,110          40%
                                                -------   -------   -------   -------   -------   -------

Global Corporate and Investment Bank:
Salomon Smith Barney                                443       348      (396)       13       648       610          75%
Emerging Markets                                    260       242         7       236       320       295          22%
Global Relationship Banking                         160       239        (7)      103       202       158         (34%)
Commercial Lines                                    171       174       177       201       189       201          16%

                                                -------   -------   -------   -------   -------   -------
    Total Global Corporate and Investment Bank    1,034     1,003      (219)      553     1,359     1,264          26%
                                                -------   -------   -------   -------   -------   -------

SSB Citi Asset Management Group                      69        69        68        51        80        84          22%
                                                -------   -------   -------   -------   -------   -------

Corporate / Other                                  (133)     (131)     (101)     (157)     (165)     (144)        (10%)
                                                -------   -------   -------   -------   -------   -------
---------------------------------------------------------------------------------------------------------
Total Business Income                             1,759     1,733       629     1,388     2,325     2,314          34%
---------------------------------------------------------------------------------------------------------

Investment Activities                               402       316       100        15        90       163         (48%)

---------------------------------------------------------------------------------------------------------
Total Core Income                               $ 2,161   $ 2,049   $   729   $ 1,403   $ 2,415   $ 2,477          21%
---------------------------------------------------------------------------------------------------------

                                                     YTD       YTD       YTD 2Q 1999 vs.
                                                      2Q        2Q    YTD 2Q 1998 Increase/
                                                     1998      1999        (Decrease)
                                                   -------   -------  ---------------------

Global Consumer:
Banking / Lending
    Citibanking North America                      $    62   $   180           190%
    Mortgage Banking                                   100       113            13%
    Cards                                              289       535            85%
    Consumer Finance Services                          119       168            41%
                                                   -------   -------
       Total Banking / Lending                         570       996            75%

Insurance
    Travelers Life and Annuity                         246       320            30%
    Primerica Financial Services                       198       223            13%
    Personal Lines                                     163       162            (1%)
                                                   -------   -------
       Total Insurance                                 607       705            16%

International
    Europe, Middle East and Africa                     107       152            42%
    Asia Pacific                                       169       210            24%
    Latin America                                       80        92            15%
    Global Private Bank                                122       130             7%
                                                   -------   -------
       Total International                             478       584            22%

e-Citi                                                 (67)      (80)          (19%)

Other                                                   (7)      (44)         (529%)

                                                   -------   -------
    Total Global Consumer                            1,581     2,161            37%
                                                   -------   -------

Global Corporate and Investment Bank:
Salomon Smith Barney                                   791     1,258            59%
Emerging Markets                                       502       615            23%
Global Relationship Banking                            399       360           (10%)
Commercial Lines                                       345       390            13%

                                                   -------   -------
    Total Global Corporate and Investment Bank       2,037     2,623            29%
                                                   -------   -------

SSB Citi Asset Management Group                        138       164            19%
                                                   -------   -------

Corporate / Other                                     (264)     (309)          (17%)
                                                   -------   -------
------------------------------------------------   -----------------
Total Business Income                                3,492     4,639            33%
------------------------------------------------   -----------------

Investment Activities                                  718       253           (65%)

------------------------------------------------   -----------------
Total Core Income                                  $ 4,210   $ 4,892            16%
------------------------------------------------   -----------------

GLOBAL CONSUMER - Banking/Lending
CITIBANKING NORTH AMERICA
(In millions of dollars)

                                                                                                       2Q 1999 vs.
                                                 1Q       2Q       3Q       4Q       1Q       2Q    2Q 1998 Increase/
                                                1998     1998     1998     1998     1999     1999      (Decrease)
                                               ------   ------   ------   ------   ------   ------  -----------------

Total Revenues, Net of Interest Expense        $  491   $  535   $  501   $  502   $  521   $  532         (1%)
Adjusted Operating Expenses                       413      438      418      435      364      329        (25%)
Provision for Loan Losses                          31       30       28       29       27       18        (40%)
                                               ------   ------   ------   ------   ------   ------
Core Income Before Taxes                           47       67       55       38      130      185        176%
Income Taxes                                       22       30       27       19       56       79        163%
                                               ------   ------   ------   ------   ------   ------
Core Income                                    $   25   $   37   $   28   $   19   $   74   $  106        186%
                                               ======   ======   ======   ======   ======   ======

Average Assets (in billions of dollars)        $   10   $   10   $   10   $   10   $   10   $   10         --
                                               ======   ======   ======   ======   ======   ======
Return on Assets                                 1.01%    1.48%    1.11%    0.75%    3.00%    4.25%
                                               ======   ======   ======   ======   ======   ======

Average Loans (in billions of dollars)         $  8.4   $  8.3   $  8.3   $  8.2    $  8.1   $  8.1        (2%)
Average Customer Deposits
   (in billions of dollars)                    $ 38.9   $ 39.4   $ 39.7   $ 40.4    $ 41.6   $ 42.2         7%
Accounts (In millions)                            5.9      6.0      6.1      6.2       6.3      6.4         7%

Net Credit Loss Ratio                            1.51%    1.49%    1.38%    1.55%    1.35%    1.31%

Loans 90+Days Past Due
    In millions of dollars                     $  129   $  119   $  117   $   87   $  107   $   96        (19%)
    %                                            1.51%    1.39%    1.28%    1.04%    1.33%    1.20%

                                                 YTD      YTD       YTD 2Q 1999 vs.
                                                  2Q       2Q    YTD 2Q 1998 Increase/
                                                 1998     1999        (Decrease)
                                                ------   ------  ---------------------

Total Revenues, Net of Interest Expense         $1,026   $1,053            3%
Adjusted Operating Expenses                        851      693          (19%)
Provision for Loan Losses                           61       45          (26%)
                                                ------   ------
Core Income Before Taxes                           114      315          176%
Income Taxes                                        52      135          160%
                                                ------   ------
Core Income                                     $   62   $  180          190%
                                                ======   ======

Average Assets (in billions of dollars)         $   10   $   10           --
                                                ======   ======
Return on Assets                                  1.25%    3.63%
                                                ======   ======

GLOBAL CONSUMER - Banking/Lending
MORTGAGE BANKING
(In millions of dollars)

                                                                                                    2Q 1999 vs.
                                                  1Q      2Q      3Q      4Q       1Q      2Q    2Q 1998 Increase/
                                                 1998    1998    1998    1998     1999    1999      (Decrease)
                                                -----   -----   -----   -----    -----   -----   -----------------

Total Revenues, Net of Interest Expense         $ 154   $ 152   $ 160   $ 153    $ 169   $ 183        20%
Adjusted Operating Expenses                        59      61      62      60       59      82        34%
Provision for Loan Losses                          13       9       3      (5)       3       5       (44%)
                                                -----   -----   -----   -----    -----   -----
Core Income Before Taxes and Minority Interest     82      82      95      98      107      96        17%
Income Taxes                                       32      32      38      38       42      38        19%
Minority Interest, Net of Tax                      --      --      --       5        5       5        NM
                                                -----   -----   -----   -----    -----   -----
Core Income                                     $  50   $  50   $  57   $  55    $  60   $  53         6%
                                                =====   =====   =====   =====    =====   =====

Average Assets (in billions of dollars)         $  25   $  25   $  25   $  26    $  28   $  29        16%
                                                =====   =====   =====   =====    =====   =====
Return on Assets                                 0.81%   0.80%    0.90%   0.84%   0.87%    0.73%
                                                =====   =====   =====   =====    =====   =====

Accounts (in millions) (1)                        2.5     2.5     2.7     2.8      2.8     3.0        20%
Average Loans (in billions of dollars) (1) (2)  $23.5   $23.7   $24.0   $24.6    $26.6   $27.3        15%
Mortgage Originations (in billions of dollars)  $ 2.9   $ 4.0   $ 4.2   $ 5.0    $ 3.8   $ 4.8        20%

Net Credit Loss Ratio                            0.42%   0.31%   0.29%   0.27%    0.20%   0.17%

Loans 90+ Days Past Due (1)                     $ 688   $ 634   $ 623   $ 625    $ 610   $ 575        (9%)
    In millions of dollars                       2.91%   2.67%   2.69%   2.44%    2.29%   2.09%
    %

                                                  YTD     YTD      YTD 2Q 1999 vs.
                                                   2Q      2Q   YTD 2Q 1998 Increase/
                                                  1998    1999       (Decrease)
                                                 -----   -----  ---------------------

Total Revenues, Net of Interest Expense          $ 306   $ 352           15%
Adjusted Operating Expenses                        120     141           18%
Provision for Loan Losses                           22       8          (64%)
                                                 -----   -----
Core Income Before Taxes and Minority Interest     164     203           24%
Income Taxes                                        64      80           25%
Minority Interest, Net of Tax                       --      10           NM
                                                 -----   -----
Core Income                                      $ 100   $ 113           13%
                                                 =====   =====

Average Assets (in billions of dollars)          $  25   $  28           12%
                                                 =====   =====
Return on Assets                                  0.81%   0.81%
                                                 =====   =====

(1) Includes Student Loans.
(2) Includes loans held for sale.
NM  Not meaningful

GLOBAL CONSUMER - Banking/Lending
CARDS (1)
(In millions of dollars)

                                                                                                     2Q 1999 vs.
                                              1Q       2Q       3Q       4Q       1Q       2Q    2Q 1998 Increase/
                                             1998     1998     1998     1998     1999     1999       (Decrease)
                                            ------   ------   ------   ------   ------   ------  -----------------

Adjusted Revenues, Net of Interest Expense  $1,415   $1,825   $1,930   $2,045   $1,988   $2,000          10%
Adjusted Operating Expenses                    451      721      737      776      748      746           3%
Adjusted Provision for Loan Losses (2)         717      885      846      805      816      831          (6%)
                                            ------   ------   ------   ------   ------   ------
Core Income Before Taxes                       247      219      347      464      424      423          93%
Income Taxes                                    94       83      129      174      156      156          88%
                                            ------   ------   ------   ------   ------   ------
Core Income                                 $  153   $  136   $  218   $  290   $  268   $  267          96%
                                            ======   ======   ======   ======   ======   ======

Average Assets (in billions of dollars)     $   23   $   30   $   28   $   31   $   30   $   28          (7%)
                                            ======   ======   ======   ======   ======   ======
Return on Assets                              2.70%    1.82%    3.09%    3.71%    3.62%    3.82%
                                            ======   ======   ======   ======   ======   ======

U.S. BANKCARDS DATA (3):
(in billions of dollars)
End of Period Managed Receivables           $ 46.8   $ 62.0   $ 63.8   $ 69.6   $ 69.4   $ 70.3          13%
Total Accounts (in millions)                  25.6     39.4     39.7     40.5     41.4     41.1           4%
Total Sales                                 $ 25.3   $ 35.4   $ 37.7   $ 42.2   $ 36.8   $ 40.8          15%

End of Period Loans:
    On Balance Sheet                        $ 16.5   $ 17.3   $ 19.8   $ 21.9   $ 19.4   $ 20.0          16%
    Securitized                               27.8     41.5     40.6     44.3     46.7     47.4          14%
    Held for Sale                              2.0      2.5      2.6      2.9      2.9      2.8          12%
                                            ------   ------   ------   ------   ------   ------
       Total                                $ 46.3   $ 61.3   $ 63.0   $ 69.1   $ 69.0   $ 70.2          15%
                                            ======   ======   ======   ======   ======   ======

Average Loans:
    On Balance Sheet                        $ 17.3   $ 21.0   $ 19.3   $ 20.9   $ 20.2   $ 20.0          (5%)
    Securitized                               27.6     37.0     40.2     41.5     44.3     46.7          26%
    Held for Sale                              2.0      2.5      2.5      2.7      2.9      2.8          12%
                                            ------   ------   ------   ------   ------   ------
       Total                                $ 46.9   $ 60.5   $ 62.0   $ 65.1   $ 67.4   $ 69.5          15%
                                            ======   ======   ======   ======   ======   ======

Write-offs (in millions of dollars):
    On Balance Sheet                        $  214   $  271   $  229   $  222   $  196   $  233         (14%)
    Securitized                                431      544      542      536      556      541          (1%)
    Held for Sale                               31       37       34       32       32       29         (22%)
                                            ------   ------   ------   ------   ------   ------
       Total                                $  676   $  852   $  805   $  790   $  784   $  803          (6%)
                                            ======   ======   ======   ======   ======   ======

Coincident Net Credit Loss Rate               5.85%    5.65%    5.15%    4.82%    4.72%    4.63%

12 Month Lagged Net Credit Loss Rate (4)      5.98%    5.92%    5.43%    5.30%    5.34%    5.12%

Loans 90+ Days Past Due
    In millions of dollars                  $  855   $  956   $  939   $1,001   $1,007   $  954          --
    %                                         1.85%    1.56%    1.49%    1.45%    1.46%    1.36%

                                               YTD      YTD       YTD 2Q 1999 vs.
                                                2Q       2Q    YTD 2Q 1998 Increase/
                                               1998     1999         (Decrease)
                                              ------   ------  ---------------------

Adjusted Revenues, Net of Interest Expense    $3,240   $3,988           23%
Adjusted Operating Expenses                    1,172    1,494           27%
Adjusted Provision for Loan Losses (2)         1,602    1,647            3%
                                              ------   ------
Core Income Before Taxes                         466      847           82%
Income Taxes                                     177      312           76%
                                              ------   ------
Core Income                                   $  289   $  535           85%
                                              ======   ======

Average Assets (in billions of dollars)       $   26   $   29           12%
                                              ======   ======
Return on Assets                                2.24%    3.72%
                                              ======   ======

(1) Includes U.S. Bankcards, Diners Club and Travelers Bank. The acquisition of the Universal Card (UCS) was completed in the 1998 second quarter.
(2)   On a managed basis.
(3)   Includes U.S. Bankcards and Travelers Bank.
(4)   Excluding acquisitions.

GLOBAL CONSUMER - Banking/Lending
CONSUMER FINANCE SERVICES
(In millions of dollars)


                                                            1Q           2Q           3Q           4Q          1Q          2Q
                                                           1998         1998         1998         1998        1999        1999
                                                        ---------    ---------    ---------    ---------   ---------   ---------
REVENUES, NET OF INTEREST EXPENSE *                     $     309    $     326    $     342    $     361   $     376   $     410

CORE INCOME                                             $      59    $      60    $      72    $      73   $      81   $      87

Net receivables:
    Real estate-secured loans (1)                       $ 5,324.7    $ 5,673.4    $ 6,084.8    $ 6,659.5   $ 7,179.5   $ 7,699.2
    Personal loans (2)                                    3,868.9      4,007.4      4,134.3      4,275.2     4,647.2     4,886.2
    Sales finance and other                                 866.3        893.7        936.4        990.8     1,033.8     1,032.1
                                                        ---------    ---------    ---------    ---------   ---------   ---------
       Consumer finance receivables,
          net of unearned finance charges                10,059.9     10,574.5     11,155.5     11,925.5    12,860.5    13,617.5
    Accrued interest receivable                              75.8         79.1         87.3         99.2        99.3       106.5
    Allowance for credit losses                            (294.6)      (317.3)      (334.4)      (369.7)     (388.7)     (436.4)
                                                        ---------    ---------    ---------    ---------   ---------   ---------
       Consumer finance receivables, net                $ 9,841.1    $10,336.3    $10,908.4    $11,655.0   $12,571.1   $13,287.6
                                                        =========    =========    =========    =========   =========   =========

Number of offices                                           1,023        1,005          993          980       1,143       1,177

Average yield                                               14.91%       14.94%       14.93%       14.74%      14.38%      14.48%
Average net interest margin                                  8.35%        8.43%        8.48%        8.57%       8.45%       8.59%
Charge-off rate                                              2.93%        2.78%        2.61%        2.67%       2.38%       2.14%
Loans 60+ days past due as % of receivables                  1.82%        1.74%        1.85%        1.90%       1.78%       1.67%
Reserves as % of net receivables                             2.93%        3.00%        3.00%        3.10%       3.02%       3.20%

(1) Includes fully secured $.M.A.R.T. receivables,
    as follows:                                         $ 2,052.8    $ 2,272.8    $ 2,432.1    $ 2,604.6   $ 2,817.6   $ 3,117.4
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
    receivables, as follows:                            $   359.8    $   351.3    $   345.0    $   345.6   $   337.9   $   334.2

                                                           2Q 1999 vs.        YTD         YTD        YTD 2Q 1999 vs.
                                                        2Q 1998 Increase/      2Q          2Q     YTD 2Q 1998 Increase/
                                                           (Decrease)         1998        1999         (Decrease)
                                                        -----------------  ---------   ---------  ---------------------
REVENUES, NET OF INTEREST EXPENSE *                            26%         $     635   $     786           24%

CORE INCOME                                                    45%         $     119   $     168           41%

Net receivables:
    Real estate-secured loans (1)                              36%         $ 5,673.4   $ 7,699.2           36%
    Personal loans (2)                                         22%           4,007.4     4,886.2           22%
    Sales finance and other                                    15%             893.7     1,032.1           15%
                                                                           ---------   ---------
       Consumer finance receivables,
          net of unearned finance charges                      29%          10,574.5    13,617.5           29%
    Accrued interest receivable                                35%              79.1       106.5           35%
    Allowance for credit losses                                38%            (317.3)     (436.4)          38%
                                                                           ---------   ---------
       Consumer finance receivables, net                       29%         $10,336.3   $13,287.6           29%
                                                                           =========   =========

Number of offices                                              17%             1,005       1,177           17%

Average yield                                                                  14.93%      14.43%
Average net interest margin                                                     8.39%       8.52%
Charge-off rate                                                                 2.83%       2.24%
Loans 60+ days past due as % of receivables                                     1.74%       1.67%
Reserves as % of net receivables                                                3.00%       3.20%

(1) Includes fully secured $.M.A.R.T. receivables,
    as follows:                                                37%         $ 2,272.8   $ 3,117.4           37%
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
    receivables, as follows:                                   (5%)        $   351.3   $   334.2           (5%)

* Excludes realized gains.

GLOBAL CONSUMER - Insurance
TRAVELERS LIFE AND ANNUITY - Page 1
(In millions of dollars)


                                                           1Q         2Q         3Q         4Q         1Q         2Q
                                                          1998       1998       1998       1998       1999       1999
                                                       ---------  ---------  ---------  ---------  ---------  ---------
REVENUES, NET OF INTEREST EXPENSE *                    $     698  $     765  $     716  $     833  $     771  $     867

CORE INCOME                                            $     119  $     127  $     123  $     124  $     147  $     173

Pre-tax contribution by source:
Deferred and payout annuities                          $    87.3  $    89.2  $    82.1  $    87.9  $   111.7  $   139.1
Group annuities                                             31.5       28.3       36.4       24.1       36.6       43.7
Life and long term care insurance                           37.9       39.3       34.6       42.6       39.8       50.5
Other (includes run-off and return on excess capital)       24.1       37.6       37.6       33.1       33.0       28.8
                                                       ---------  ---------  ---------  ---------  ---------  ---------
       Total                                           $   180.8  $   194.4  $   190.7  $   187.7  $   221.1  $   262.1
                                                       =========  =========  =========  =========  =========  =========

Deferred annuities:
Number of annuities in force (000):
    Fixed                                                  415.3      408.4      402.6      399.8      392.4      384.2
    Variable                                               430.7      463.8      496.2      529.6      560.8      600.7
                                                       ---------  ---------  ---------  ---------  ---------  ---------
       Total                                               846.0      872.2      898.8      929.4      953.2      984.9
                                                       =========  =========  =========  =========  =========  =========
Number of annuities issued (000):
    Fixed                                                    5.5        4.8        3.7        4.0        3.9        2.9
    Variable                                                42.3       42.6       41.4       43.0       47.2       54.5
                                                       ---------  ---------  ---------  ---------  ---------  ---------
       Total                                                47.8       47.4       45.1       47.0       51.1       57.4
                                                       =========  =========  =========  =========  =========  =========
Net written premiums & deposits:
    Fixed                                              $   264.7  $   215.6  $   217.4  $   210.4  $   194.2  $   249.7
    Variable                                               646.9      679.8      757.5      808.0      975.7    1,048.3
                                                       ---------  ---------  ---------  ---------  ---------  ---------
       Total                                           $   911.6  $   895.4  $   974.9  $ 1,018.4  $ 1,169.9  $ 1,298.0
                                                       =========  =========  =========  =========  =========  =========
Policyholder account balances & benefit reserves: (1)
    Fixed                                              $ 7,890.1  $ 7,863.4  $ 7,877.1  $ 7,915.1  $ 7,839.3  $ 7,874.2
    Variable                                            10,401.2   11,148.5   10,601.1   12,951.4   14,172.9   15,770.8
                                                       ---------  ---------  ---------  ---------  ---------  ---------
       Total                                           $18,291.3  $19,011.9  $18,478.2  $20,866.5  $22,012.2  $23,645.0
                                                       =========  =========  =========  =========  =========  =========

Payout annuities:
Net written premiums & deposits                        $    81.0  $   106.8  $    76.1  $   165.1  $    88.0  $   114.8
Policyholder account balances & benefit reserves       $ 4,558.1  $ 4,602.2  $ 4,626.9  $ 4,743.6  $ 4,774.7  $ 4,841.3

GIC and other annuities:
Net written premiums & deposits (2)                    $   778.9  $   921.6  $ 1,005.4  $   983.7  $ 1,792.1  $ 1,510.3
Policyholder account balances & benefit reserves: (1)
    Guaranteed investment contracts                    $ 2,633.2  $ 3,018.1  $ 3,748.2  $ 4,170.7  $ 4,912.2  $ 5,840.1
    Other group annuities                                5,040.1    5,052.9    4,962.6    4,929.6    4,854.2    5,142.8
                                                       ---------  ---------  ---------  ---------  ---------  ---------
       Total                                           $ 7,673.3  $ 8,071.0  $ 8,710.8  $ 9,100.3  $ 9,766.4  $10,982.9
                                                       =========  =========  =========  =========  =========  =========

                                                           2Q 1999 vs.        YTD        YTD        YTD 2Q 1999 vs.
                                                        2Q 1998 Increase/      2Q         2Q     YTD 2Q 1998 Increase/
                                                           (Decrease)         1998       1999         (Decrease)
                                                        -----------------  ---------  ---------  ---------------------
REVENUES, NET OF INTEREST EXPENSE *                            13%         $   1,463  $   1,638           12%

CORE INCOME                                                    36%         $     246  $     320           30%

Pre-tax contribution by source:
Deferred and payout annuities                                  56%         $   176.5  $   250.8           42%
Group annuities                                                54%              59.8       80.3           34%
Life and long term care insurance                              28%              77.2       90.3           17%
Other (includes run-off and return on excess capital)         (23%)             61.7       61.8           --
                                                                           ---------  ---------
       Total                                                   35%         $   375.2  $   483.2           29%
                                                                           =========  =========

Deferred annuities:
Number of annuities in force (000):
    Fixed                                                      (6%)            408.4      384.2           (6%)
    Variable                                                   30%             463.8      600.7           30%
                                                                           ---------  ---------
       Total                                                   13%             872.2      984.9           13%
                                                                           =========  =========
Number of annuities issued (000):
    Fixed                                                     (40%)             10.3        6.8          (34%)
    Variable                                                   28%              84.9      101.7           20%
                                                                           ---------  ---------
       Total                                                   21%              95.2      108.5           14%
                                                                           =========  =========
Net written premiums & deposits:
    Fixed                                                      16%         $   480.3  $   443.9           (8%)
    Variable                                                   54%           1,326.7    2,024.0           53%
                                                                           ---------  ---------
       Total                                                   45%         $ 1,807.0  $ 2,467.9           37%
                                                                           =========  =========
Policyholder account balances & benefit reserves: (1)
    Fixed                                                      --          $ 7,863.4  $ 7,874.2           --
    Variable                                                   41%          11,148.5   15,770.8           41%
                                                                           ---------  ---------
       Total                                                   24%         $19,011.9  $23,645.0           24%
                                                                           =========  =========

Payout annuities:
Net written premiums & deposits                                 7%         $   187.8  $   202.8            8%
Policyholder account balances & benefit reserves                5%         $ 4,602.2  $ 4,841.3            5%

GIC and other annuities:
Net written premiums & deposits (2)                            64%         $ 1,700.5  $ 3,302.4           94%
Policyholder account balances & benefit reserves: (1)
    Guaranteed investment contracts                            94%         $ 3,018.1  $ 5,840.1           94%
    Other group annuities                                       2%           5,052.9    5,142.8            2%
                                                                           ---------  ---------
       Total                                                   36%         $ 8,071.0  $10,982.9           36%
                                                                           =========  =========

(1) Includes general account, separate accounts and managed funds.
(2) Excludes deposits of $13.0, $197.0, $14.0 and $33.3 in the 1998 first, second, third and fourth quarters, respectively, and $23.2 and $416.0 in the 1999 first and second quarters, related to Travelers plans previously managed externally.

* Excludes realized gains.

GLOBAL CONSUMER - Insurance
TRAVELERS LIFE AND ANNUITY - Page 2
(In millions of dollars)


                                                      1Q          2Q          3Q          4Q          1Q          2Q
                                                     1998        1998        1998        1998        1999        1999
                                                   --------    --------    --------    --------    --------    --------
Individual life insurance:
Life insurance in force (in billions, face amt.):
    Term                                           $   30.6    $   30.9    $   31.4    $   32.1    $   32.8    $   33.4
    Permanent (universal and whole life)               21.8        22.3        22.8        23.3        23.8        24.3
                                                   --------    --------    --------    --------    --------    --------
       Total                                       $   52.4    $   53.2    $   54.2    $   55.4    $   56.6    $   57.7
                                                   ========    ========    ========    ========    ========    ========

Number of life policies in force (000)                525.2       522.9       520.0       518.1       515.8       513.8

Life insurance issued (in billions, face amt.)     $    2.0    $    2.1    $    2.2    $    2.6    $    2.5    $    2.4
Number of life policies issued (000)                    7.1         7.9         6.8         7.4         7.4         8.0

Net written premiums and deposits:
    Direct periodic premiums and deposits          $   76.2    $   78.2    $   77.9    $   89.2    $   84.5    $   86.7
    Single premium deposits                            23.8        20.5        17.1        23.7        16.2        20.8
    Reinsurance                                       (14.8)      (16.0)      (16.5)      (18.7)      (16.8)      (17.8)
                                                   --------    --------    --------    --------    --------    --------
       Total                                       $   85.2    $   82.7    $   78.5    $   94.2    $   83.9    $   89.7
                                                   ========    ========    ========    ========    ========    ========

Policyholder account balances & benefit reserves   $2,327.1    $2,360.0    $2,366.9    $2,436.1    $2,468.3    $2,511.0

Individual long term care insurance:
Number of policies in force (000)                     107.7       113.6       118.5       122.2       125.9       129.2
Net earned premiums                                $   45.6    $   48.7    $   51.8    $   53.7    $   55.2    $   56.5
Net written premiums                               $   44.5    $   53.7    $   53.3    $   61.5    $   52.5    $   59.8

All businesses:
Net investment income                              $  483.0    $  498.5    $  476.2    $  510.0    $  526.2    $  579.4
Interest credited to contractholders               $  215.0    $  210.3    $  220.4    $  230.8    $  225.7    $  237.9

Statutory data:
Travelers Insurance Company
    Statutory capital and surplus                  $4,142.6    $4,370.3    $4,230.5    $4,953.9    $4,955.9    $4,976.9
    Surplus to liabilities ratio                       19.4%       20.0%       18.2%       20.4%       19.8%       19.5%

                                                      2Q 1999 vs.       YTD        YTD        YTD 2Q 1999 vs.
                                                   2Q 1998 Increase/     2Q         2Q     YTD 2Q 1998 Increase/
                                                       (Decrease)       1998       1999         (Decrease)
                                                   -----------------  --------   --------  ---------------------
Individual life insurance:
Life insurance in force (in billions, face amt.):
    Term                                                    8%        $   30.9   $   33.4          8%
    Permanent (universal and whole life)                    9%            22.3       24.3          9%
                                                                      --------   --------
       Total                                                8%        $   53.2   $   57.7          8%
                                                                      ========   ========

Number of life policies in force (000)                     (2%)          522.9      513.8         (2%)

Life insurance issued (in billions, face amt.)             14%        $    4.1   $    4.9         20%
Number of life policies issued (000)                        1%            15.0       15.4          3%

Net written premiums and deposits:
    Direct periodic premiums and deposits                  11%        $  154.4   $  171.2         11%
    Single premium deposits                                 1%            44.3       37.0        (16%)
    Reinsurance                                            11%           (30.8)     (34.6)        12%
                                                                      --------   --------
       Total                                                8%        $  167.9   $  173.6          3%
                                                                      ========   ========

Policyholder account balances & benefit reserves            6%        $2,360.0   $2,511.0          6%

Individual long term care insurance:
Number of policies in force (000)                          14%           113.6      129.2         14%
Net earned premiums                                        16%        $   94.3   $  111.7         18%
Net written premiums                                       11%        $   98.2   $  112.3         14%

All businesses:
Net investment income                                      16%        $  981.5   $1,105.6         13%
Interest credited to contractholders                       13%        $  425.3   $  463.6          9%

Statutory data:
Travelers Insurance Company
    Statutory capital and surplus                          14%        $4,370.3   $4,976.9         14%
    Surplus to liabilities ratio                                          20.0%      19.5%

GLOBAL CONSUMER - Insurance
PRIMERICA FINANCIAL SERVICES
(In millions of dollars)

                                                                                                                    2Q 1999 vs.
                                                       1Q        2Q        3Q        4Q        1Q        2Q     2Q 1998 Increase/
                                                      1998      1998      1998      1998      1999      1999        (Decrease)
                                                    --------  --------  --------  --------  --------  --------  -----------------
REVENUES, NET OF INTEREST EXPENSE *                 $    400  $    420  $    413  $    421  $    432  $    443           5%

CORE INCOME (1)
    Life insurance                                  $     75  $     80  $     77  $     75  $     86  $     89          11%
    Other financial products                              20        23        22        28        24        24           4%
                                                    --------  --------  --------  --------  --------  --------
       Total core business income                   $     95  $    103  $     99  $    103  $    110  $    113          10%
                                                    ========  ========  ========  ========  ========  ========

Face value (in billions) of:
  Life insurance issued                             $   13.0  $   15.8  $   14.2  $   14.4  $   13.6  $   15.5          (2%)
  Life insurance in force                           $  372.5  $  377.5  $  380.6  $  383.7  $  386.3  $  391.7           4%

Number of life policies issued (000)                    51.1      61.2      55.6      55.7      51.6      58.0          (5%)
Number of life policies in force (000)               2,141.6   2,151.1   2,153.1   2,151.8   2,147.1   2,150.9          --

Annualized issued premiums                          $   40.8  $   48.7  $   45.0  $   44.8  $   42.4  $   48.4          (1%)
Direct premiums                                     $  306.2  $  312.3  $  311.6  $  313.7  $  315.2  $  321.0           3%
Earned premiums:
   PFS Individual term life                         $  244.7  $  248.8  $  246.1  $  247.3  $  251.6  $  252.7           2%
   Other                                                15.5      17.1      15.1      22.6      15.5      15.9          (7%)
                                                    --------  --------  --------  --------  --------  --------
      Total                                         $  260.2  $  265.9  $  261.2  $  269.9  $  267.1  $  268.6           1%
                                                    ========  ========  ========  ========  ========  ========

Mutual fund sales at NAV:
    Salomon Smith Barney Asset Management funds     $  335.6  $  400.7  $  383.9  $  341.4  $  407.7  $  453.1          13%
    Other funds                                        228.8     308.6     249.8     197.3     233.5     277.3         (10%)
                                                    --------  --------  --------  --------  --------  --------
       Total U.S. mutual fund sales                    564.4     709.3     633.7     538.7     641.2     730.4           3%
    Mutual fund sales - Canada                         204.3     123.9      91.3      76.5     143.2      76.2         (38%)
                                                    --------  --------  --------  --------  --------  --------
       Total mutual fund sales                      $  768.7  $  833.2  $  725.0  $  615.2  $  784.4  $  806.6          (3%)
                                                    ========  ========  ========  ========  ========  ========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (2)  $  316.6  $  410.6  $  347.4  $  386.5  $  419.2  $  492.7          20%

Variable annuity net written premiums and deposits  $  126.3  $  175.2  $  171.9  $  178.6  $  223.4  $  278.6          59%

SECURE net written premiums (3)                     $   38.0  $   55.8  $   60.8  $   58.7  $   57.2  $   62.6          12%

Agents licensed for:
    Life insurance                                    76,835    77,274    79,081    80,725    79,738    79,251           3%
    Mutual funds                                      28,475    28,864    29,176    26,517    27,129    27,053          (6%)
    $.M.A.R.T. / $.A.F.E. loans                       96,188    96,422   117,704   129,310   129,556   118,762          23%
    Variable annuities                                12,924    13,169    13,269    13,434    13,816    14,497          10%
    Home & auto insurance                             10,051    11,123    12,683    14,083    15,102    14,734          32%

Financial Needs Analyses submitted                   140,617   130,549   132,771   131,080   142,451   122,958          (6%)

                                                       YTD       YTD         YTD 2Q 1999 vs.
                                                        2Q        2Q     YTD 2Q 1998 Increase/
                                                       1998      1999         (Decrease)
                                                     --------  --------  ---------------------
REVENUES, NET OF INTEREST EXPENSE *                  $    820  $    875           7%

CORE INCOME (1)
    Life insurance                                   $    155  $    175          13%
    Other financial products                               43        48          12%
                                                     --------  --------
       Total core business income                    $    198  $    223          13%
                                                     ========  ========

Face value (in billions) of:
  Life insurance issued                              $   28.8  $   29.1           1%
  Life insurance in force                            $  377.5  $  391.7           4%

Number of life policies issued (000)                    112.3     109.6          (2%)
Number of life policies in force (000)                2,151.1   2,150.9          --

Annualized issued premiums                           $   89.5  $   90.8           1%
Direct premiums                                      $  618.5  $  636.2           3%
Earned premiums:
   PFS Individual term life                          $  493.5  $  504.3           2%
   Other                                                 32.6      31.4          (4%)
                                                     --------  --------
      Total                                          $  526.1  $  535.7           2%
                                                     ========  ========

Mutual fund sales at NAV:
    Salomon Smith Barney Asset Management funds      $  736.3  $  860.8          17%
    Other funds                                         537.4     510.8          (5%)
                                                     --------  --------
       Total U.S. mutual fund sales                   1,273.7   1,371.6           8%
    Mutual fund sales - Canada                          328.2     219.4         (33%)
                                                     --------  --------
       Total mutual fund sales                       $1,601.9  $1,591.0          (1%)
                                                     ========  ========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (2)   $  727.2  $  911.9          25%

Variable annuity net written premiums and deposits   $  301.5  $  502.0          67%

SECURE net written premiums (3)                      $   93.8  $  119.8          28%

Agents licensed for:
    Life insurance                                     77,274    79,251           3%
    Mutual funds                                       28,864    27,053          (6%)
    $.M.A.R.T. / $.A.F.E. loans                        96,422   118,762          23%
    Variable annuities                                 13,169    14,497          10%
    Home & auto insurance                              11,123    14,734          32%

Financial Needs Analyses submitted                    130,549   122,958          (6%)

(1) The 1998 fourth quarter reflects a one time $4.5 million reclass of income from life insurance to other financial products as a result of bank holding company requirements.
(2) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of Consumer Finance Services.
(3) The SECURE property casualty insurance products are marketed by PFS; the premiums are reflected in the operating earnings of Travelers Property Casualty Corp.

* Excludes realized gains.

GLOBAL CONSUMER - Insurance
TRAVELERS PROPERTY CASUALTY - PERSONAL LINES
(In millions of dollars)


                                                       1Q         2Q         3Q         4Q         1Q         2Q
                                                      1998       1998       1998       1998       1999       1999
                                                    --------   --------   --------   --------   --------   --------
REVENUES, NET OF INTEREST EXPENSE *                 $    868   $    899   $    924   $    975   $    983   $  1,005

CORE INCOME                                         $     82   $     81   $     68   $     88   $     83   $     79

Net written premiums by product line: (1)
Auto                                                $  555.7   $  578.3   $  590.8   $  603.0   $  619.6   $  597.0
Homeowners and other                                   250.3      295.6      317.9      298.5      363.8      353.9
                                                    --------   --------   --------   --------   --------   --------
    Total net written premiums                      $  806.0   $  873.9   $  908.7   $  901.5   $  983.4   $  950.9
                                                    ========   ========   ========   ========   ========   ========

Net written premiums by distribution channel: (1)
Independent agents                                  $  682.5   $  718.0   $  731.8   $  720.3   $  791.6   $  750.6
Affinity group marketing                                53.4       61.0       72.9       76.9       83.0       84.5
SECURE                                                  38.0       55.8       60.8       58.7       57.2       62.6
Joint marketing arrangements                            32.1       39.1       43.2       45.6       51.6       53.2
                                                    --------   --------   --------   --------   --------   --------
    Total net written premiums                      $  806.0   $  873.9   $  908.7   $  901.5   $  983.4   $  950.9
                                                    ========   ========   ========   ========   ========   ========

Statutory ratio development:
Earned premiums                                     $  770.8   $  802.5   $  835.7   $  862.4   $  892.1   $  905.1

Losses and loss adjustment expenses                    502.7      523.5      580.9      574.1      594.3      627.1
Other underwriting expenses                            226.0      242.1      243.5      238.8      269.8      242.5
                                                    --------   --------   --------   --------   --------   --------
    Total deductions                                   728.7      765.6      824.4      812.9      864.1      869.6
                                                    --------   --------   --------   --------   --------   --------

Statutory underwriting gain                         $   42.1   $   36.9   $   11.3   $   49.5   $   28.0   $   35.5
                                                    ========   ========   ========   ========   ========   ========

Statutory combined ratio: (1)
Loss and loss adjustment expense ratio                  65.2%      65.2%      69.5%      66.6%      66.6%      69.3%
Other underwriting expense ratio                        28.0%      27.7%      26.8%      26.5%      27.4%      25.5%
                                                    --------   --------   --------   --------   --------   --------
    Combined ratio                                      93.2%      92.9%      96.3%      93.1%      94.0%      94.8%
                                                    ========   ========   ========   ========   ========   ========

Net investment income (pre-tax)                     $   95.4   $   94.8   $   88.6   $  109.6   $   90.4   $   98.8
Effective tax rate on net investment income             29.4%      28.5%      27.4%      28.7%      27.2%      27.7%
Catastrophe losses, net of reinsurance (after-tax)  $    8.6   $   13.1   $   21.8   $     --   $    8.1   $   23.2

                                                        2Q 1999 vs.       YTD        YTD         YTD 2Q 1999 vs.
                                                     2Q 1998 Increase/     2Q         2Q     YTD 2Q 1998 Increase/
                                                        (Decrease)        1998       1999         (Decrease)
                                                     -----------------  --------   --------  ---------------------
REVENUES, NET OF INTEREST EXPENSE *                         12%         $  1,767   $  1,988           13%

CORE INCOME                                                 (2%)        $    163   $    162           (1%)

Net written premiums by product line: (1)
Auto                                                         3%         $1,134.0   $1,216.6            7%
Homeowners and other                                        20%            545.9      717.7           31%
                                                                        --------   --------
    Total net written premiums                               9%         $1,679.9   $1,934.3           15%
                                                                        ========   ========

Net written premiums by distribution channel: (1)
Independent agents                                           5%         $1,400.5   $1,542.2           10%
Affinity group marketing                                    39%            114.4      167.5           46%
SECURE                                                      12%             93.8      119.8           28%
Joint marketing arrangements                                36%             71.2      104.8           47%
                                                                        --------   --------
    Total net written premiums                               9%         $1,679.9   $1,934.3           15%
                                                                        ========   ========

Statutory ratio development:
Earned premiums                                             13%         $1,573.3   $1,797.2           14%

Losses and loss adjustment expenses                         20%          1,026.2    1,221.4           19%
Other underwriting expenses                                 --             468.1      512.3            9%
                                                                        --------   --------
    Total deductions                                        14%          1,494.3    1,733.7           16%
                                                                        --------   --------

Statutory underwriting gain                                 (4%)        $   79.0   $   63.5          (20%)
                                                                        ========   ========

Statutory combined ratio: (1)
Loss and loss adjustment expense ratio                                      65.2%      68.0%
Other underwriting expense ratio                                            27.9%      26.5%
                                                                        --------   --------
    Combined ratio                                                          93.1%      94.5%
                                                                        ========   ========

Net investment income (pre-tax)                              4%         $  190.2   $  189.2           (1%)
Effective tax rate on net investment income                                 28.9%      27.5%
Catastrophe losses, net of reinsurance (after-tax)          77%         $   21.7   $   31.3           44%

(1) The 1999 first quarter and six months net written premiums include an adjustment associated with a reinsurance transaction, which increased homeowners premiums written by independent agents by $71.7 million. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 first quarter were 66.6%, 26.6% and 93.2%, respectively and for the 1999 six months were 68.0%, 26.1% and 94.1%, respectively.

* Excludes realized gains.

GLOBAL CONSUMER - International
EUROPE, MIDDLE EAST AND AFRICA
(In millions of dollars)

                                                                                                            2Q 1999 vs.
                                                      1Q       2Q       3Q       4Q       1Q       2Q    2Q 1998 Increase/
                                                     1998     1998     1998     1998     1999     1999      (Decrease)
                                                    ------   ------   ------   ------   ------   ------  -----------------
Total Revenues, Net of Interest Expense             $  471   $  496   $  513   $  541   $  534   $  537          8%
Adjusted Operating Expenses                            318      337      328      358      338      337         --
Provision for Loan Losses                               70       67       72       83       78       75         12%
                                                    ------   ------   ------   ------   ------   ------
Core Income Before Taxes                                83       92      113      100      118      125         36%
Income Taxes                                            32       36       44       39       44       47         31%
                                                    ------   ------   ------   ------   ------   ------
Core Income                                         $   51   $   56   $   69   $   61   $   74   $   78         39%
                                                    ======   ======   ======   ======   ======   ======

Average Assets (in billions of dollars)             $   21   $   21   $   21   $   22   $   21   $   21         --
                                                    ======   ======   ======   ======   ======   ======
Return on Assets                                      0.98%    1.07%    1.30%    1.10%    1.43%    1.49%
                                                    ======   ======   ======   ======   ======   ======

Average Loans (in billions of dollars)              $ 15.0   $ 15.4   $ 16.0   $ 16.9    $ 16.3   $ 16.0         4%
Average Customer Deposits (in billions of dollars)  $ 16.5   $ 16.5   $ 16.6   $ 17.3    $ 16.8   $ 16.5        --
Accounts (in millions)                                 9.0      9.2      9.3      9.5       9.6      9.8         7%

Net Credit Loss Ratio                                 1.78%    1.71%    1.64%    1.71%     1.81%    1.71%

Loans 90+ Days Past Due
    In millions of dollars                          $  873   $  887   $  938   $  937   $  878   $  882         (1%)
    %                                                 5.88%    5.80%    5.57%    5.49%    5.45%    5.50%

                                                        YTD      YTD       YTD 2Q 1999 vs.
                                                         2Q       2Q    YTD 2Q 1998 Increase/
                                                        1998     1999        (Decrease)
                                                       ------   ------  ---------------------
Total Revenues, Net of Interest Expense                $  967   $1,071          11%
Adjusted Operating Expenses                               655      675           3%
Provision for Loan Losses                                 137      153          12%
                                                       ------   ------
Core Income Before Taxes                                  175      243          39%
Income Taxes                                               68       91          34%
                                                       ------   ------
Core Income                                            $  107   $  152          42%
                                                       ======   ======

Average Assets (in billions of dollars)                $   21   $   21          --
                                                       ======   ======
Return on Assets                                         1.03%    1.46%
                                                       ======   ======

GLOBAL CONSUMER - International
ASIA PACIFIC
(In millions of dollars)

                                                                                                            2Q 1999 vs.
                                                      1Q       2Q       3Q       4Q       1Q       2Q    2Q 1998 Increase/
                                                     1998     1998     1998     1998     1999     1999      (Decrease)
                                                    ------   ------   ------   ------   ------   ------  -----------------
Total Revenues, Net of Interest Expense             $  423   $  457   $  460   $  512   $  519   $  544         19%
Adjusted Operating Expenses                            237      253      232      248      267      282         11%
Provision for Loan Losses                               50       64       63       74       88       89         39%
                                                    ------   ------   ------   ------   ------   ------
Core Income Before Taxes                               136      140      165      190      164      173         24%
Income Taxes                                            53       54       64       73       62       65         20%
                                                    ------   ------   ------   ------   ------   ------
Core Income                                         $   83   $   86   $  101   $  117   $  102   $  108         26%
                                                    ======   ======   ======   ======   ======   ======

Average Assets (in billions of dollars)             $   27   $   28   $   28   $   29   $   29   $   29          4%
                                                    ======   ======   ======   ======   ======   ======
Return on Assets                                      1.25%    1.23%    1.43%    1.60%    1.43%    1.49%
                                                    ======   ======   ======   ======   ======   ======

Average Loans (in billions of dollars)              $ 19.5   $ 19.7   $ 20.1   $ 21.6   $ 22.1   $ 22.9         16%
Average Customer Deposits (in billions of dollars)  $ 33.2   $ 34.9   $ 36.8   $ 39.6   $ 40.2   $ 41.0         17%
Accounts (in millions)                                 6.4      6.6      7.1      7.4      8.0      8.3         26%

Net Credit Loss Ratio                                 0.92%    1.17%    1.12%    1.24%    1.43%    1.33%

Loans 90+ Days Past Due
    In millions of dollars                          $  316   $  324   $  384   $  498   $  513   $  509         57%
    %                                                 1.57%    1.64%    1.87%    2.28%    2.31%    2.17%

                                                        YTD      YTD       YTD 2Q 1999 vs.
                                                         2Q       2Q    YTD 2Q 1998 Increase/
                                                        1998     1999        (Decrease)
                                                       ------   ------  ---------------------
Total Revenues, Net of Interest Expense                $  880   $1,063          21%
Adjusted Operating Expenses                               490      549          12%
Provision for Loan Losses                                 114      177          55%
                                                       ------   ------
Core Income Before Taxes                                  276      337          22%
Income Taxes                                              107      127          19%
                                                       ------   ------
Core Income                                            $  169   $  210          24%
                                                       ======   ======

Average Assets (in billions of dollars)                $   27   $   29           7%
                                                       ======   ======
Return on Assets                                         1.26%    1.46%
                                                       ======   ======

GLOBAL CONSUMER - International
LATIN AMERICA
(In millions of dollars)

                                                                                                        2Q 1999 vs.
                                                      1Q       2Q      3Q      4Q      1Q      2Q    2Q 1998 Increase/
                                                     1998     1998    1998    1998    1999    1999      (Decrease)
                                                    -----    -----   -----   -----   -----   -----   -----------------
Total Revenues, Net of Interest Expense             $ 354    $ 370   $ 431   $ 445   $ 466   $ 503          36%
Adjusted Operating Expenses                           233      248     287     301     292     302          22%
Provision for Loan Losses                              49       61      74      81     101     135         121%
                                                    -----    -----   -----   -----   -----   -----
Core Income Before Taxes                               72       61      70      63      73      66           8%
Income Taxes                                           29       24      28      25      25      22          (8%)
                                                    -----    -----   -----   -----   -----   -----
Core Income                                         $  43    $  37   $  42   $  38   $  48   $  44          19%
                                                    =====    =====   =====   =====   =====   =====

Average Assets (in billions of dollars)             $   9    $  10   $  13   $  14   $  14   $  15          50%
                                                    =====    =====   =====   =====   =====   =====
Return on Assets                                     1.94%    1.48%   1.28%   1.08%   1.39%   1.18%
                                                    =====    =====   =====   =====   =====   =====

Average Loans (in billions of dollars)              $ 7.5    $ 7.9   $ 8.0   $ 7.9   $ 7.8   $ 8.1           3%
Average Customer Deposits (in billions of dollars)  $ 8.9    $ 9.3   $10.7   $11.8   $12.7   $13.5          45%
Accounts (in millions)                                5.1      5.5     6.6     6.7     6.8     7.2          31%

Net Credit Loss Ratio                                2.45%    2.88%   3.48%   3.39%   4.74%   6.17%

Loans 90+ Days Past Due
    In millions of dollars                          $ 183    $ 209   $ 243   $ 288   $ 292   $ 346          66%
    %                                                2.38%    2.61%   3.05%   3.60%   3.75%   4.32%

                                                       YTD     YTD      YTD 2Q 1999 vs.
                                                        2Q      2Q   YTD 2Q 1998 Increase/
                                                       1998    1999         Decrease)
                                                      -----   -----  ---------------------
Total Revenues, Net of Interest Expense               $ 724   $ 969             34%
Adjusted Operating Expenses                             481     594             23%
Provision for Loan Losses                               110     236            115%
                                                      -----   -----
Core Income Before Taxes                                133     139              5%
Income Taxes                                             53      47            (11%)
                                                      -----   -----
Core Income                                           $  80   $  92             15%
                                                      =====   =====

Average Assets (in billions of dollars)               $  10   $  14             40%
                                                      =====   =====
Return on Assets                                       1.61%   1.33%
                                                      =====   =====

GLOBAL CONSUMER - International
GLOBAL PRIVATE BANK
(In millions of dollars)

                                                                                                        2Q 1999 vs.
                                                      1Q       2Q      3Q      4Q      1Q      2Q    2Q 1998 Increase/
                                                     1998     1998    1998    1998    1999    1999      (Decrease)
                                                    -----    -----   -----   -----   -----   -----   -----------------
Total Revenues, Net of Interest Expense             $ 264    $ 285   $ 285   $ 294   $ 273   $ 299          5%
Adjusted Operating Expenses                           176      179     179     184     174     181          1%
Provision for Loan Losses                              (7)      --       1      11       8       2         NM
                                                    -----    -----   -----   -----   -----   -----
Core Income Before Taxes                               95      106     105      99      91     116          9%
Income Taxes                                           37       42      40      38      34      43          2%
                                                    -----    -----   -----   -----   -----   -----
Core Income                                         $  58    $  64   $  65   $  61   $  57   $  73         14%
                                                    =====    =====   =====   =====   =====   =====

Average Assets (in billions of dollars)             $  16    $  16   $  17   $  18   $  18   $  19         19%
                                                    =====    =====   =====   =====   =====   =====
Return on Assets                                     1.47%    1.60%   1.52%   1.34%   1.28%   1.54%
                                                    =====    =====   =====   =====   =====   =====

                                                       YTD     YTD      YTD 2Q 1999 vs.
                                                        2Q      2Q   YTD 2Q 1998 Increase/
                                                       1998    1999        (Decrease)
                                                      -----   -----  ---------------------
Total Revenues, Net of Interest Expense               $ 549   $ 572              4%
Adjusted Operating Expenses                             355     355             --
Provision for Loan Losses                                (7)     10            243%
                                                      -----   -----
Core Income Before Taxes                                201     207              3%
Income Taxes                                             79      77             (3%)
                                                      -----   -----
Core Income                                           $ 122   $ 130              7%
                                                      =====   =====

Average Assets (in billions of dollars)               $  16   $  19             19%
                                                      =====   =====
Return on Assets                                       1.54%   1.38%
                                                      =====   =====

NM  -  Not meaningful

GLOBAL CONSUMER
e-CITI (1)
(In millions of dollars)

                                                                                                       2Q 1999 vs.
                                                      1Q      2Q      3Q      4Q      1Q      2Q    2Q 1998 Increase/
                                                     1998    1998    1998    1998    1999    1999      (Decrease)
                                                    -----   -----   -----   -----   -----   -----   -----------------
Total Revenues, Net of Interest Expense             $  30   $  34   $  38   $  47   $  54   $  55          62%
Adjusted Operating Expenses                            78      94      91     118     113     128          36%
Provision for Loan Losses                               1       1      --       1       1       1          --
                                                    -----   -----   -----   -----   -----   -----
Business Loss Before Tax Benefits                     (49)    (61)    (53)    (72)    (60)    (74)         21%
Income Tax Benefits                                   (19)    (24)    (20)    (29)    (24)    (30)         25%
                                                    -----   -----   -----   -----   -----   -----
Business Loss                                       $ (30)  $ (37)  $ (33)  $ (43)  $ (36)  $ (44)         19%
                                                    =====   =====   =====   =====   =====   =====

                                                      YTD     YTD       YTD 2Q 1999 vs.
                                                       2Q      2Q    YTD 2Q 1998 Increase/
                                                      1998    1999        (Decrease)
                                                     -----   -----   ---------------------
Total Revenues, Net of Interest Expense              $  64   $ 109            70%
Adjusted Operating Expenses                            172     241            40%
Provision for Loan Losses                                2       2            --
                                                     -----   -----
Business Loss Before Tax Benefits                     (110)   (134)           22%
Income Tax Benefits                                    (43)    (54)           26%
                                                     -----   -----
Business Loss                                        $ (67)  $ (80)           19%
                                                     =====   =====

(1) Includes development of electronic banking initiatives

GLOBAL CONSUMER
OTHER (1)
(In millions of dollars)

                                                                                                       2Q 1999 vs.
                                                      1Q      2Q      3Q      4Q      1Q      2Q    2Q 1998 Increase/
                                                     1998    1998    1998    1998    1999    1999      (Decrease)
                                                    -----   -----   -----   -----   -----   -----   -----------------
Total Revenues, Net of Interest Expense             $  27   $  21   $  23   $  27   $  31   $  24          14%
Adjusted Operating Expenses                            31      41      72      95      61      67          63%
                                                    -----   -----   -----   -----   -----   -----
Business Loss Before Tax Benefits                      (4)    (20)    (49)    (68)    (30)    (43)        115%
Income Tax Benefits                                    (5)    (12)    (21)    (23)    (13)    (16)         33%
                                                    -----   -----   -----   -----   -----   -----
Business Loss                                       $   1   $  (8)  $ (28)  $ (45)  $ (17)  $ (27)        238%
                                                    =====   =====   =====   =====   =====   =====

                                                      YTD     YTD       YTD 2Q 1999 vs.
                                                       2Q      2Q    YTD 2Q 1998 Increase/
                                                      1998    1999        (Decrease)
                                                     -----   -----   ---------------------
Total Revenues, Net of Interest Expense              $  48   $  55            15%
Adjusted Operating Expenses                             72     128            78%
                                                     -----   -----
Business Loss Before Tax Benefits                      (24)    (73)          204%
Income Tax Benefits                                    (17)    (29)           71%
                                                     -----   -----
Business Loss                                        $  (7)  $ (44)          529%
                                                     =====   =====

(1) Includes unallocated marketing and staff expenses.

GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY - Page 1
(In millions of dollars)
(Excluding Asset Management division)

                                                   1Q         2Q         3Q          4Q         1Q         2Q
                                                  1998       1998       1998        1998       1999       1999
                                                -------    -------    -------     -------    -------    -------
Revenues:
  Commissions                                   $   793    $   781    $   794     $   835    $   900    $   903
  Asset management and administration fees          300        344        350         331        377        400
  Investment banking                                616        633        514         518        655        762
  Principal transactions                            779        315     (1,332)        123        974        698
  Other income                                       28         44         28          79         65         49
                                                -------    -------    -------     -------    -------    -------
   Total non-interest revenues                    2,516      2,117        354       1,886      2,971      2,812
                                                -------    -------    -------     -------    -------    -------
  Interest and dividends                          3,316      3,466      3,336       2,775      2,611      2,864
  Interest expense                                2,914      3,060      3,005       2,454      2,241      2,407
                                                -------    -------    -------     -------    -------    -------
   Net interest and dividends                       402        406        331         321        370        457
                                                -------    -------    -------     -------    -------    -------
    Total revenues, net of interest expense       2,918      2,523        685       2,207      3,341      3,269
                                                -------    -------    -------     -------    -------    -------
Non-interest expenses:
  Compensation and benefits                       1,682      1,501        876       1,619      1,794      1,707
  Communications                                    115        113        116         123        117        111
  Occupancy and equipment                           101        102        101         110        106        104
  Floor brokerage and other production              112        108        111         122        107        137
  Other operating and administrative expenses       197        157        122         214        214        249
                                                -------    -------    -------     -------    -------    -------
    Total non-interest expenses                   2,207      1,981      1,326       2,188      2,338      2,308
                                                -------    -------    -------     -------    -------    -------
Core Income before income taxes                     711        542       (641)         19      1,003        961
Provision for income taxes                          268        194       (245)          6        355        351
                                                -------    -------    -------     -------    -------    -------
  Core Income                                   $   443    $   348    $  (396)    $    13    $   648    $   610
                                                =======    =======    =======     =======    =======    =======
Total equity  (in billions of dollars) (1)      $   8.9    $   9.3    $   8.7     $   8.9    $   9.6    $   9.6*
Return on equity (1)                               23.1%      18.2%     (14.5%)       3.4%      31.4%      29.1%
Pre-tax profit margin                              24.4%      21.5%     (93.6%)       0.9%      30.0%      29.4%
Non-compensation expenses as a percent of
   net revenues                                    18.0%      19.0%      65.7%       25.8%      16.3%      18.4%

                                                    2Q 1999 vs.       YTD        YTD         YTD 2Q 1999 vs.
                                                 2Q 1998 Increase/     2Q         2Q      YTD 2Q 1998 Increase/
Revenues:                                            (Decrease)       1998       1999          (Decrease)
                                                 -----------------  -------    -------    ---------------------
  Commissions                                            16%        $ 1,574    $ 1,803             15%
  Asset management and administration fees               16%            644        777             21%
  Investment banking                                     20%          1,249      1,417             13%
  Principal transactions                                122%          1,094      1,672             53%
  Other income                                           11%             72        114             58%
                                                                    -------    -------
   Total non-interest revenues                           33%          4,633      5,783             25%
                                                                    -------    -------
  Interest and dividends                                (17%)         6,782      5,475            (19%)
  Interest expense                                      (21%)         5,974      4,648            (22%)
                                                                    -------    -------
   Net interest and dividends                            13%            808        827              2%
                                                                    -------    -------
    Total revenues, net of interest expense              30%          5,441      6,610             21%
                                                                    -------    -------
Non-interest expenses:
  Compensation and benefits                              14%          3,183      3,501             10%
  Communications                                         (2%)           228        228             --
  Occupancy and equipment                                 2%            203        210              3%
  Floor brokerage and other production                   27%            220        244             11%
  Other operating and administrative expenses            59%            354        463             31%
                                                                    -------    -------
    Total non-interest expenses                          17%          4,188      4,646             11%
                                                                    -------    -------
Core Income before income taxes                          77%          1,253      1,964             57%
Provision for income taxes                               81%            462        706             53%
                                                                    -------    -------
  Core Income                                            75%        $   791    $ 1,258             59%
                                                                    =======    =======
Total equity  (in billions of dollars) (1)                3%        $   9.3    $   9.6*             3%
Return on equity (1)                                                   20.6%      30.2%
Pre-tax profit margin                                                  23.0%      29.7%
Non-compensation expenses as a percent of
   net revenues                                                        18.5%      17.3%

(1) Total equity and return on equity (core income) for Salomon Smith Barney in total (includes Salomon Smith Barney Asset Management).

*     Preliminary.

GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY - Page 2
(In millions of dollars)


                                                      1Q           2Q           3Q           4Q           1Q           2Q
                                                     1998         1998         1998         1998         1999         1999
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Client Assets (in billions of dollars)
Assets under fee-based management:
   Financial Consultant (FC) managed accounts     $    13.3    $    14.3    $    13.8    $    16.5    $    18.6    $    20.2
   Consulting Group externally managed assets          67.1         69.3         63.9         71.9         73.1         76.8
                                                  ---------    ---------    ---------    ---------    ---------    ---------
      Total assets under fee-based management     $    80.4    $    83.6    $    77.7    $    88.4    $    91.7    $    97.0
                                                  =========    =========    =========    =========    =========    =========
Total client assets                               $   703.0    $   724.3    $   697.5    $   773.8    $   816.0    $   852.1
Private Client
Registered Financial Consultants                     10,321       10,494       10,573       10,803       10,918       11,032
Annualized retail gross production per FC (000)   $     452    $     441    $     431    $     413    $     481    $     477
Domestic retail offices                                 432          439          442          449          457          467

Investment Banking and Public Finance
Underwriting (full credit to lead mgr.):
   Debt and equity
      Global volume                               $71,923.3    $80,556.9    $50,170.3    $53,515.3    $92,142.8    $83,487.8
      Global market share                               9.7%        11.1%         8.9%         9.5%        10.2%         9.9%
      Rank                                                4            2            3            2            2            2
      U.S. volume                                 $64,904.9    $71,902.1    $42,305.4    $46,235.9    $73,981.1    $68,348.7
      U.S. market share                                13.0%        14.1%        10.6%        11.9%        13.8%        13.7%
      Rank                                                2            2            3            2            2            2
   Municipals (1)
      Volume                                      $ 8,319.1    $10,913.8    $ 9,553.1    $ 7,180.0    $ 7,271.4    $ 5,269.4
      Market share                                     11.8%        14.2%        14.7%        10.5%        12.5%         9.4%
      Rank                                                1            1            1            2            1            2

Capital Markets/Research
Number of institutional salespeople (2)                 877          854          869          884          796          830
Number of stocks in which markets are made            1,464        1,465        1,418        1,329        1,305        1,228
% of S&P sectors covered by research                     99%          99%          99%          98%          98%          98%

                                                         2Q 1999 vs.         YTD             YTD            YTD 2Q 1999 vs.
                                                     2Q 1998 Increase/        2Q              2Q         YTD 2Q 1998 Increase/
                                                         (Decrease)          1998            1999              (Decrease)
                                                     -----------------    ----------      ----------     ---------------------
Client Assets (in billions of dollars)
Assets under fee-based management:
   Financial Consultant (FC) managed accounts                41%          $     14.3      $     20.2              41%
   Consulting Group externally managed assets                11%                69.3            76.8              11%
                                                                          ----------      ----------
      Total assets under fee-based management                16%          $     83.6      $     97.0              16%
                                                                          ==========      ==========
Total client assets                                          18%          $    724.3      $    852.1              18%
Private Client
Registered Financial Consultants                              5%              10,494          11,032               5%
Annualized retail gross production per FC (000)               8%          $      446      $      479               7%
Domestic retail offices                                       6%                 439             467               6%

Investment Banking and Public Finance
Underwriting (full credit to lead mgr.):
   Debt and equity
      Global volume                                           4%          $152,480.2      $175,630.6              15%
      Global market share                                                       10.4%           10.0%
      Rank                                                                         3               2
      U.S. volume                                            (5%)         $136,807.0      $142,329.8               4%
      U.S. market share                                                         13.5%           13.8%
      Rank                                                                         2               2
   Municipals (1)
      Volume                                                (52%)         $ 19,232.9      $ 12,540.8             (35%)
      Market share                                                              13.1%           11.0%
      Rank                                                                         1               1

Capital Markets/Research
Number of institutional salespeople (2)                      (3%)                854             830              (3%)
Number of stocks in which markets are made                  (16%)              1,465           1,228             (16%)
% of S&P sectors covered by research                                              99%             98%

(1)   Total long term excluding private placement.
(2)   Excludes institutional salespeople at Nikko in the 1999 six months.

GLOBAL CORPORATE AND INVESTMENT BANK
EMERGING MARKETS
(In millions of dollars)

                                                    1Q         2Q          3Q          4Q          1Q          2Q
                                                   1998       1998        1998        1998        1999        1999
                                                 -------    -------     -------     -------     -------     -------
Total Revenues, Net of Interest Expense          $   957    $   972     $   721     $   974     $ 1,138     $ 1,087
Adjusted Operating Expenses                          477        505         513         514         503         503
Provision for Loan Losses                             62         79         198          85         115         110
                                                 -------    -------     -------     -------     -------     -------
Core Income Before Taxes and Minority Interest       418        388          10         375         520         474
Income Taxes                                         158        146           3         139         199         177
Minority Interest, Net of Tax                         --         --          --          --           1           2
                                                 -------    -------     -------     -------     -------     -------
Core Income                                      $   260    $   242     $     7     $   236     $   320     $   295
                                                 =======    =======     =======     =======     =======     =======

Average Assets (in billions of dollars)          $    74    $    75     $    78     $    81     $    80     $    83
                                                 =======    =======     =======     =======     =======     =======
Return on Assets                                    1.42%      1.29%       0.04%       1.16%       1.62%       1.43%
                                                 =======    =======     =======     =======     =======     =======

                                                      2Q 1999 vs.       YTD         YTD        YTD 2Q 1999 vs.
                                                   2Q 1998 Increase/     2Q          2Q      YTD 2Q 1998 Increase/
                                                       (Decrease)       1998        1999          (Decrease)
                                                   -----------------  -------     -------    ---------------------
Total Revenues, Net of Interest Expense                    12%        $ 1,929     $ 2,225             15%
Adjusted Operating Expenses                                --             982       1,006              2%
Provision for Loan Losses                                  39%            141         225             60%
                                                                      -------     -------
Core Income Before Taxes and Minority Interest             22%            806         994             23%
Income Taxes                                               21%            304         376             24%
Minority Interest, Net of Tax                              NM              --           3             NM
                                                                      -------     -------
Core Income                                                22%        $   502     $   615             23%
                                                                      =======     =======

Average Assets (in billions of dollars)                    11%        $    75     $    82              9%
                                                                      =======     =======
Return on Assets                                                         1.35%       1.51%
                                                                      =======     =======

GLOBAL CORPORATE AND INVESTMENT BANK
GLOBAL RELATIONSHIP BANKING
(In millions of dollars)

                                                    1Q         2Q          3Q          4Q          1Q          2Q
                                                   1998       1998        1998        1998        1999        1999
                                                 -------    -------     -------     -------     -------     -------
Total Revenues, Net of Interest Expense          $   989    $ 1,151     $   828     $   947     $ 1,087     $ 1,008
Adjusted Operating Expenses                          733        825         804         800         777         757
Provision for Loan Losses                              3        (51)         34         (16)         (4)         --
                                                 -------    -------     -------     -------     -------     -------
Core Income Before Taxes                             253        377         (10)        163         314         251
Income Taxes                                          93        138          (3)         60         112          93
                                                 -------    -------     -------     -------     -------     -------
Core Income                                      $   160    $   239     $    (7)    $   103     $   202     $   158
                                                 =======    =======     =======     =======     =======     =======
Average Assets (in billions of dollars)          $    90    $    93     $    94     $    94     $    88     $    80
                                                 =======    =======     =======     =======     =======     =======
Return on Assets                                    0.72%      1.03%    $    --        0.43%       0.93%       0.79%
                                                 =======    =======     =======     =======     =======     =======

                                                      2Q 1999 vs.       YTD         YTD        YTD 2Q 1999 vs.
                                                   2Q 1998 Increase/     2Q          2Q      YTD 2Q 1998 Increase/
                                                       (Decrease)       1998        1999          (Decrease)
                                                   -----------------  -------     -------    ---------------------
Total Revenues, Net of Interest Expense                   (12%)       $ 2,140     $ 2,095             (2%)
Adjusted Operating Expenses                                (8%)         1,558       1,534             (2%)
Provision for Loan Losses                                  NM             (48)         (4)            92%
                                                                      -------     -------
Core Income Before Taxes                                  (33%)           630         565            (10%)
Income Taxes                                              (33%)           231         205            (11%)
                                                                      -------     -------
Core Income                                               (34%)       $   399     $   360            (10%)
                                                                      =======     =======
Average Assets (in billions of dollars)                   (14%)       $    92     $    84             (9%)
                                                                      =======     =======
Return on Assets                                                         0.87%       0.86%
                                                                      =======     =======

NM    Not meaningful

GLOBAL CORPORATE AND INVESTMENT BANK
TRAVELERS PROPERTY CASUALTY - COMMERCIAL LINES
(In millions of dollars)

                                                        1Q           2Q           3Q           4Q           1Q           2Q
                                                       1998         1998         1998         1998         1999         1999
                                                     --------     --------     --------     --------     --------     --------
REVENUES, NET OF INTEREST EXPENSE *                  $  1,619     $  1,584     $  1,604     $  1,674     $  1,534     $  1,558

CORE INCOME                                          $    171     $    174     $    177     $    201     $    189     $    201

Net written premiums by market:
National accounts                                    $  186.6     $  121.6     $  175.3     $  140.9     $  149.9     $  101.4
Commercial accounts                                     462.6        440.8        446.0        450.7        443.6        440.1
Select accounts                                         378.6        393.7        365.7        356.3        372.3        393.4
Specialty accounts                                      184.0        164.7        181.2        164.8        148.2        159.8
                                                     --------     --------     --------     --------     --------     --------
    Total net written premiums                       $1,211.8     $1,120.8     $1,168.2     $1,112.7     $1,114.0     $1,094.7
                                                     ========     ========     ========     ========     ========     ========
Statutory ratio development:
Earned premiums                                      $1,126.2     $1,093.6     $1,139.2     $1,157.8     $1,072.7     $1,100.8
Losses and loss adjustment expenses                     880.5        864.2        896.6        906.3        817.5        827.2
Other underwriting expenses                             346.0        345.6        341.7        336.4        317.9        333.8
                                                     --------     --------     --------     --------     --------     --------
    Total deductions                                  1,226.5      1,209.8      1,238.3      1,242.7      1,135.4      1,161.0
                                                     --------     --------     --------     --------     --------     --------
Statutory underwriting loss                          $ (100.3)    $ (116.2)    $  (99.1)    $  (84.9)    $  (62.7)    $  (60.2)
                                                     ========     ========     ========     ========     ========     ========
Statutory combined ratio: (1)
Loss and loss adjustment expense ratio                   78.2%        79.0%        78.7%        78.3%        76.2%        75.1%
Other underwriting expense ratio                         28.6%        30.8%        29.3%        30.2%        28.5%        30.5%
                                                     --------     --------     --------     --------     --------     --------
    Combined ratio                                      106.8%       109.8%       108.0%       108.5%       104.7%       105.6%
                                                     ========     ========     ========     ========     ========     ========
Net investment income (pre-tax)                      $  412.5     $  424.3     $  411.8     $  460.7     $  412.6     $  410.5
Effective tax rate on net investment income              28.0%        27.5%        26.9%        27.6%        26.6%        26.5%
Catastrophe losses, net of reinsurance (after-tax)   $     --     $   10.4     $   14.9     $     --     $     --     $    9.9

                                                         2Q 1999 vs.         YTD             YTD       YTD 2Q 1999 vs.
                                                      2Q 1998 Increase/       2Q              2Q     YTD 2Q 1998 Increase/
                                                          (Decrease)         1998            1999         (Decrease)
                                                      -----------------    --------        --------  ---------------------
REVENUES, NET OF INTEREST EXPENSE *                           (2%)         $  3,203        $  3,092           (3%)

CORE INCOME                                                   16%          $    345        $    390           13%

Net written premiums by market:
National accounts                                            (17%)         $  308.2        $  251.3          (18%)
Commercial accounts                                           --              903.4           883.7           (2%)
Select accounts                                               --              772.3           765.7           (1%)
Specialty accounts                                            (3%)            348.7           308.0          (12%)
                                                                           --------        --------
    Total net written premiums                                (2%)         $2,332.6        $2,208.7           (5%)
                                                                           ========        ========
Statutory ratio development:
Earned premiums                                                1%          $2,219.8        $2,173.5           (2%)
Losses and loss adjustment expenses                           (4%)          1,744.7         1,644.7           (6%)
Other underwriting expenses                                   (3%)            691.6           651.7           (6%)
                                                                           --------        --------
    Total deductions                                          (4%)          2,436.3         2,296.4           (6%)
                                                                           --------        --------
Statutory underwriting loss                                  (48%)         $ (216.5)       $ (122.9)         (43%)
                                                                           ========        ========
Statutory combined ratio: (1)
Loss and loss adjustment expense ratio                                         78.6%           75.7%
Other underwriting expense ratio                                               29.6%           29.5%
                                                                           --------        --------
    Combined ratio                                                            108.2%          105.2%
                                                                           ========        ========
Net investment income (pre-tax)                               (3%)         $  836.8        $  823.1           (2%)
Effective tax rate on net investment income                                    27.7%           26.5%
Catastrophe losses, net of reinsurance (after-tax)            (5%)         $   10.4        $    9.9           (5%)

(1)   Before policyholder dividends.

*     Excludes realized gains.

SSB CITI ASSET MANAGEMENT GROUP
(In millions of dollars)

                                                        1Q          2Q          3Q          4Q          1Q          2Q
                                                       1998        1998        1998        1998        1999        1999
                                                     --------    --------    --------    --------    --------    --------
Revenues:
   Investment advisory, admin. & distribution fees   $    288    $    304    $    301    $    317    $    341    $    339
   Unit Investment Trust revenues - net                    13           7          17           4           9          10
   Other revenues                                          12           5           8          11          12          15
                                                     --------    --------    --------    --------    --------    --------
       Total revenues                                     313         316         326         332         362         364
   Interest expense                                         8           7           8           8           8           7
                                                     --------    --------    --------    --------    --------    --------
       Total revenues, net of interest expense            305         309         318         324         354         357
                                                     --------    --------    --------    --------    --------    --------
Expenses:
   Employee compensation and benefits                      85          86          95         118         107         100
   Mutual fund commission expense                          35          32          31          28          30          28
   Other expenses                                          72          78          80          94          86          90
                                                     --------    --------    --------    --------    --------    --------
       Total expenses                                     192         196         206         240         223         218
                                                     --------    --------    --------    --------    --------    --------
Core income before income taxes                           113         113         112          84         131         139
Provision for income taxes                                 44          44          44          33          51          55
                                                     --------    --------    --------    --------    --------    --------
Core income                                          $     69    $     69    $     68    $     51    $     80    $     84
                                                     ========    ========    ========    ========    ========    ========

Pre-tax profit margin                                    37.0%       36.6%       35.2%       25.9%       37.0%       38.9%

Assets Under Management
(in billions of dollars):
Money market and institutional liquidity funds       $   67.5    $   66.2    $   71.8    $   77.8    $   85.7    $   83.0
                                                     --------    --------    --------    --------    --------    --------
Long-term mutual funds:
   Equity / Balanced                                     42.5        43.6        38.7        43.2        44.5        46.9
   Taxable Fixed Income                                  47.2        51.0        52.8        55.1        56.5        59.5
   Tax Exempt Fixed Income                                9.6         9.8        10.4        10.8        10.9        10.3
   Annuities                                              3.7         3.4         3.1         3.7         4.1         4.5
                                                     --------    --------    --------    --------    --------    --------
       Total mutual funds                               103.0       107.8       105.0       112.8       116.0       121.2
                                                     --------    --------    --------    --------    --------    --------
Managed accounts
   Private client                                        33.7        34.9        35.2        40.3        43.2        46.3
   Institutional                                         76.5        82.6        82.0        96.1        93.3        96.9
                                                     --------    --------    --------    --------    --------    --------
       Total managed accounts                           110.2       117.5       117.2       136.4       136.5       143.2
                                                     --------    --------    --------    --------    --------    --------

Total assets under management                        $  280.7    $  291.5    $  294.0    $  327.0    $  338.2    $  347.4
                                                     ========    ========    ========    ========    ========    ========

Unit Investment Trusts held in client accounts       $   13.1    $   12.9    $   12.4    $   13.2    $   13.2    $   13.3
Number of Morningstar 4- and 5-star funds                  23          25          24          24          22          17

                                                          2Q 1999 vs.       YTD          YTD          YTD 2Q 1999 vs.
                                                      2Q 1998 Increase/      2Q           2Q       YTD 2Q 1998 Increase/
                                                          (Decrease)        1998         1999           (Decrease)
                                                      -----------------   --------     --------    ---------------------
Revenues:
   Investment advisory, admin. & distribution fees            12%         $    592     $    680             15%
   Unit Investment Trust revenues - net                       43%               20           19             (5%)
   Other revenues                                            200%               17           27             59%
                                                                          --------     --------
       Total revenues                                         15%              629          726             15%
   Interest expense                                           --                15           15             --
                                                                          --------     --------
       Total revenues, net of interest expense                16%              614          711             16%
                                                                          --------     --------
Expenses:
   Employee compensation and benefits                         16%              171          207             21%
   Mutual fund commission expense                            (13%)              67           58            (13%)
   Other expenses                                             15%              150          176             17%
                                                                          --------     --------
       Total expenses                                         11%              388          441             14%
                                                                          --------     --------
Core income before income taxes                               23%              226          270             19%
Provision for income taxes                                    25%               88          106             20%
                                                                          --------     --------
Core income                                                   22%         $    138     $    164             19%
                                                                          ========     ========

Pre-tax profit margin                                                         36.8%        38.0%

Assets Under Management (in billions of dollars):
Money market and institutional liquidity funds                25%
Long-term mutual funds:
   Equity / Balanced                                           8%
   Taxable Fixed Income                                       17%
   Tax Exempt Fixed Income                                     5%
   Annuities                                                  32%
       Total mutual funds                                     12%
Managed accounts
   Private client                                             33%
   Institutional                                              17%
       Total managed accounts                                 22%

Total assets under management                                 19%

Unit Investment Trusts held in client accounts                 3%
Number of Morningstar 4- and 5-star funds                    (32%)

INVESTMENT ACTIVITIES
(In millions of dollars)

                                                                                2Q 1999 vs.     YTD      YTD       YTD 2Q 1999 vs.
                                   1Q     2Q     3Q     4Q      1Q     2Q    2Q 1998 Increase/   2Q       2Q   YTD 2Q 1998 Increase/
                                  1998   1998   1998   1998    1999   1999      (Decrease)      1998     1999        (Decrease)
                                  ----   ----   ----   ----    ----   ----   -----------------  ----     ----  ---------------------
Core Income:
    Proprietary Investments (1)   $170   $165   $ 60   $(54)   $ 57   $133         (19%)        $335     $190           (43%)
    LDC Debt Sales                 132    118     10     16      13     11         (91%)         250       24           (90%)
    Portfolio Gains                 87     28     25     50      18     19         (32%)         115       37           (68%)
    Refinancing                     13      5      5      3       2     --          NM            18        2           (89%)
                                  ----   ----   ----   ----    ----   ----                      ----     ----
        Total Core Income         $402   $316   $100   $ 15    $ 90   $163         (48%)        $718     $253           (65%)
                                  ====   ====   ====   ====    ====   ====                      ====     ====

(1) Includes Venture Capital Activities and certain other corporate investments.

                                                                                                                    2Q 1999 vs.
                                                               1Q       2Q       3Q       4Q       1Q       2Q   2Q 1998 Increase/
INVESTMENT PORTFOLIO (1)                                      1998     1998     1998     1998     1999     1999      (Decrease)
                                                              ----     ----     ----     ----     ----     ----  -----------------
Fixed-income investments:
   Available for sale, at market:
         Mortgage-backed securities - principally
             obligations of U.S. Government agencies        $ 8,726  $ 8,693  $ 9,663  $ 9,599  $ 9,595  $ 9,294         7%
         U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies           3,912    4,281    4,977    4,144    3,728    3,324       (22%)
         Corporates (including redeemable preferreds)        27,428   27,176   26,796   26,437   27,346   27,504         1%
         Obligations of states and political subdivisions     9,124   10,107   10,854   10,977   11,023   10,672         6%
         Debt securities issued by foreign governments        1,339    1,166      997    1,603    1,822    1,842        58%
    Held to maturity, at amortized cost                          38       36       33       30       28       26       (28%)
                                                            -------  -------  -------  -------  -------  -------
        Total fixed income                                   50,567   51,459   53,320   52,790   53,542   52,662         2%
Equity securities, at market                                  1,541    1,503    1,368    1,423    1,685    1,819        21%
Short-term and other                                          6,709    6,179    7,477    5,757    6,651    5,301       (14%)
                                                            -------  -------  -------  -------  -------  -------
    Total investments held by Insurance companies (2)        58,817   59,141   62,165   59,970   61,878   59,782         1%
Proprietary Investments                                       4,347    4,637    4,606    4,732    4,633    4,835         4%
LDC Debt                                                      5,099    3,941    3,148    3,194    3,290    3,271       (17%)
Refinancing                                                     121      118      125       92       90       89       (25%)
                                                            -------  -------  -------  -------  -------  -------

         Total invested assets                              $68,384  $67,837  $70,044  $67,988  $69,891  $67,977        --
                                                            =======  =======  =======  =======  =======  =======

After tax unrealized gains on invested assets               $ 1,782  $ 1,582  $ 1,552  $ 1,358  $ 1,041  $   197       (88%)
                                                            =======  =======  =======  =======  =======  =======

(1)   Excluding certain investments held by operating banking segments.

(2) Interest and dividend income from investments held by insurance companies is included in the operating segments and not included in Core Income above.

NM -- Not meaningful

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)


                                                                     1Q        2Q         3Q          4Q         1Q           2Q
                                                                    1998      1998       1998        1998       1999         1999
                                                                  --------  --------   --------    --------   --------    --------
Revenues
    Loan interest, including fees                                 $  5,344  $  5,625   $  5,884    $  5,690   $  5,888    $  5,614
    Other interest and dividends                                     5,787     6,010      5,926       5,973      5,414       5,449
    Insurance premiums                                               2,340     2,395      2,423       2,692      2,526       2,616
    Commissions and fees                                             2,875     2,985      2,907       2,822      2,780       3,052
    Principal transactions                                           1,365       878     (1,016)        553      1,770       1,272
    Asset management and administration fees (1)                       498       553        563         678        955       1,003
    Realized gains (losses) from sales of investments                  378       332        (16)        146         53         188
    Other income                                                       850     1,183        923         885      1,135       1,242
                                                                  --------  --------   --------    --------   --------    --------
       Total revenues                                               19,437    19,961     17,594      19,439     20,521      20,436
       Interest expense                                              6,641     6,996      7,173       6,685      6,451       6,056
                                                                  --------  --------   --------    --------   --------    --------
       Total revenues, net of interest expense                      12,796    12,965     10,421      12,754     14,070      14,380
                                                                  --------  --------   --------    --------   --------    --------

Provisions for Benefits, Claims, and Credit Losses
    Policyholder benefits and claims                                 1,994     2,047      2,099       2,225      2,048       2,151
    Provision for credit losses                                        595       656        826         674        729         790
                                                                  --------  --------   --------    --------   --------    --------
       Total provisions for benefits, claims, and credit losses      2,589     2,703      2,925       2,899      2,777       2,941
                                                                  --------  --------   --------    --------   --------    --------

Operating Expenses
    Non-insurance compensation and benefits                          3,491     3,429      2,819       3,597      3,755       3,615
    Insurance underwriting, acquisition and operating                  812       811        756         895        825         802
    Restructuring / Merger Items                                        --      (324)        --       1,119       (130)         47
    Other operating                                                  2,436     2,764      2,764       3,182      2,871       3,060
                                                                  --------  --------   --------    --------   --------    --------
       Total operating expenses                                      6,739     6,680      6,339       8,793      7,321       7,524
                                                                  --------  --------   --------    --------   --------    --------
Income before Income Taxes, Minority Interest and
    Cumulative Effect of Accounting Changes                          3,468     3,582      1,157       1,062      3,972       3,915
Provision for income taxes                                           1,249     1,290        375         320      1,423       1,402
Minority interest, net of income taxes                                  58        52         53          65         60          65
                                                                  --------  --------   --------    --------   --------    --------
Income before Cumulative Effect of Accounting
    Changes                                                          2,161     2,240        729         677      2,489       2,448
Cumulative effect of accounting changes                                 --        --         --          --       (127)         --
                                                                  --------  --------   --------    --------   --------    --------
Net Income                                                        $  2,161  $  2,240   $    729    $    677   $  2,362    $  2,448
                                                                  ========  ========   ========    ========   ========    ========

                                                                 2Q 1999 vs.         YTD            YTD         YTD 2Q 1999 vs.
                                                              2Q 1998 Increase/       2Q             2Q      YTD 2Q 1998 Increase/
                                                                 (Decrease)          1998           1999          (Decrease)
                                                              -----------------    --------       --------   ---------------------
Revenues
    Loan interest, including fees                                     --           $ 10,969       $ 11,502             5%
    Other interest and dividends                                      (9%)           11,797         10,863            (8%)
    Insurance premiums                                                 9%             4,735          5,142             9%
    Commissions and fees                                               2%             5,860          5,832            --
    Principal transactions                                            45%             2,243          3,042            36%
    Asset management and administration fees (1)                      81%             1,051          1,958            86%
    Realized gains (losses) from sales of investments                (43%)              710            241           (66%)
    Other income                                                       5%             2,033          2,377            17%
                                                                                   --------       --------
       Total revenues                                                  2%            39,398         40,957             4%
       Interest expense                                              (13%)           13,637         12,507            (8%)
                                                                                   --------       --------
       Total revenues, net of interest expense                        11%            25,761         28,450            10%
                                                                                   --------       --------
Provisions for Benefits, Claims, and Credit Losses
    Policyholder benefits and claims                                   5%             4,041          4,199             4%
    Provision for credit losses                                       20%             1,251          1,519            21%
                                                                                   --------       --------
       Total provisions for benefits, claims, and credit losses        9%             5,292          5,718             8%
                                                                                   --------       --------
Operating Expenses
    Non-insurance compensation and benefits                            5%             6,920          7,370             7%
    Insurance underwriting, acquisition and operating                 (1%)            1,623          1,627            --
    Restructuring / Merger Items                                     115%              (324)           (83)           74%
    Other operating                                                   11%             5,200          5,931            14%
                                                                                   --------       --------
       Total operating expenses                                       13%            13,419         14,845            11%
                                                                                   --------       --------
Income before Income Taxes, Minority Interest and
    Cumulative Effect of Accounting Changes                            9%             7,050          7,887            12%
Provision for income taxes                                             9%             2,539          2,825            11%
Minority interest, net of income taxes                                25%               110            125            14%
                                                                                   --------       --------
Income before Cumulative Effect of Accounting
    Changes                                                            9%             4,401          4,937            12%
Cumulative effect of accounting changes                               --                 --           (127)           NM
                                                                                   --------       --------
Net Income                                                             9%          $  4,401       $  4,810             9%
                                                                                   ========       ========

(1) The 1999 first and second quarters include asset management and administrative fees for Citicorp subsidiaries, previously reflected in Commissions and fees.

NM -- Not meaningful

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)

                                                                1Q         2Q         3Q         4Q          1Q           2Q
                                                               1998       1998       1998       1998        1999         1999
                                                             --------   --------   --------   --------    --------    --------
Total Revenues, Net of Interest Expense                      $ 12,796   $ 12,965   $ 10,421   $ 12,754    $ 14,070    $ 14,380
Effect of Credit Card Securitization Activity                     462        581        576        568         588         570
                                                             --------   --------   --------   --------    --------    --------
Adjusted Revenues, Net of Interest Expense                     13,258     13,546     10,997     13,322      14,658      14,950

Total Operating Expenses                                        6,739      6,680      6,339      8,793       7,321       7,524
Restructuring / Merger Items (1)                                   --        324         --     (1,119)        130         (47)
                                                             --------   --------   --------   --------    --------    --------
Adjusted Operating Expenses                                     6,739      7,004      6,339      7,674       7,451       7,477

Provisions for Benefits, Claims and Credit Losses               2,589      2,703      2,925      2,899       2,777       2,941
Effect of Credit Card Securitization Activity                     462        581        576        568         588         570
                                                             --------   --------   --------   --------    --------    --------
Adjusted Provisions for Benefits, Claims and Credit Losses      3,051      3,284      3,501      3,467       3,365       3,511

Core Income Before Income Taxes, Minority Interest
    and Cumulative Effect of Accounting Changes                 3,468      3,258      1,157      2,181       3,842       3,962
Taxes on Core Income                                            1,249      1,157        375        713       1,367       1,420
Minority Interest, Net of Income Taxes                             58         52         53         65          60          65
                                                             --------   --------   --------   --------    --------    --------
Core Income                                                     2,161      2,049        729      1,403       2,415       2,477

Restructuring / Merger Items After-tax (1)                         --        191         --       (726)         74         (29)
Cumulative Effect of Accounting Changes (2)                        --         --         --         --        (127)         --
                                                             --------   --------   --------   --------    --------    --------
Net Income                                                   $  2,161   $  2,240   $    729   $    677    $  2,362    $  2,448
                                                             ========   ========   ========   ========    ========    ========

                                                               2Q 1999 vs.        YTD        YTD        YTD 2Q 1999 vs.
                                                            2Q 1998 Increase/      2Q         2Q     YTD 2Q 1998 Increase/
                                                                (Decrease)        1998       1999          (Decrease)
                                                            -----------------   --------   --------  ---------------------
Total Revenues, Net of Interest Expense                            11%          $ 25,761   $ 28,450           10%
Effect of Credit Card Securitization Activity                      (2%)            1,043      1,158           11%
                                                                                --------   --------
Adjusted Revenues, Net of Interest Expense                         10%            26,804     29,608           10%

Total Operating Expenses                                           13%            13,419     14,845           11%
Restructuring / Merger Items (1)                                  115%               324         83           74%
                                                                                --------   --------
Adjusted Operating Expenses                                         7%            13,743     14,928            9%

Provisions for Benefits, Claims and Credit Losses                   9%             5,292      5,718            8%
Effect of Credit Card Securitization Activity                      (2%)            1,043      1,158           11%
                                                                                --------   --------
Adjusted Provisions for Benefits, Claims and Credit Losses          7%             6,335      6,876            9%

Core Income Before Income Taxes, Minority Interest
    and Cumulative Effect of Accounting Changes                    22%             6,726      7,804           16%
Taxes on Core Income                                               23%             2,406      2,787           16%
Minority Interest, Net of Income Taxes                             25%               110        125           14%
                                                                                --------   --------
Core Income                                                        21%             4,210      4,892           16%

Restructuring / Merger Items After-tax (1)                        115%               191         45           76%
Cumulative Effect of Accounting Changes (2)                        NM                 --       (127)          NM
                                                                                --------   --------
Net Income                                                          9%          $  4,401   $  4,810            9%
                                                                                ========   ========

(1) Includes restructuring charge of $1,122 million pre-tax ($703 million after-tax) and merger-related expenses of $65 million in the 1998 fourth quarter; credits for reversals of the 1997 charge of $211 million pre-tax ($125 million after-tax) in the 1999 first quarter, $68 million pre-tax ($42 million after-tax) in the 1998 fourth quarter, and $324 million pre-tax ($191 million after-tax) in the 1998 second quarter . The 1999 first and second quarters include $81 million pre-tax ($51 million after-tax) and $47 million pre-tax ($29 million after-tax), respectively, of restructuring related items.
(2) First quarter 1999 accounting changes refer to adoption of Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3) of ($135) million; adoption of SOP 98-7, "Deposits Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.
NM -- Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

                                        EOP                                           Average
                                       Loans        90 Days Or More Past Due (1)       Loans           Net Credit Losses (1)
                                      -------     -------------------------------     -------     -------------------------------
                                      2Q 1999     2Q 1999     1Q 1999     2Q 1998     2Q 1999     2Q 1999     1Q 1999    2Q 1998
                                      -------     -------     -------     -------     -------     -------     -------    -------
Citibanking North America             $     8      $   96     $   107     $   119     $     8     $    26     $    28    $    31
Ratio                                                1.20%       1.33%       1.39%                   1.31%       1.35%      1.49%

Mortgage Banking                           28         575         610         634          27          11          13         18
Ratio                                                2.09%       2.29%       2.67%                   0.17%       0.20%      0.31%

U.S. Bankcards (2)                         70         954       1,007         956          69         803         784        852
Ratio                                                1.36%       1.46%       1.56%                   4.63%       4.72%      5.65%

Other Cards                                 3          46          46          40           2          21          18         17
Ratio                                                1.80%       1.86%       1.61%                   3.33%       3.25%      2.77%

Consumer Finance Services                  14         172         183         145          13          70          71         71
Ratio                                                1.26%       1.42%       1.37%                   2.14%       2.38%      2.78%

Europe, Middle East and Africa             16         882         878         887          16          68          73         65
Ratio                                                5.50%       5.45%       5.80%                   1.71%       1.81%      1.71%

Asia Pacific                               23         509         513         324          23          76          78         58
Ratio                                                2.17%       2.31%       1.64%                   1.33%       1.43%      1.17%

Latin America                               8         346         292         209           8         124          91         57
Ratio                                                4.32%       3.75%       2.61%                   6.17%       4.74%      2.88%

Global Private Bank                        18         162         191         197          18           2           8         --
Ratio                                                0.88%       1.10%       1.23%                   0.05%       0.18%        NM

Other                                       1           2           2           2           1           1           1          1

                                      -------     -------     -------     -------     -------     -------     -------    -------
Total Managed                             189       3,744       3,829       3,513         185       1,202       1,165      1,170
Ratio                                                1.98%       2.09%       2.12%         --        2.58%       2.61%      2.86%

Securitization Activities:
Securitized Credit Card Receivables       (47)       (652)       (688)       (605)        (47)       (541)       (556)      (544)
Loans Held for Sale                        (7)        (35)        (39)        (40)         (6)        (29)        (32)       (37)
                                      -------     -------     -------     -------     -------     -------     -------    -------
                                          (54)       (687)       (727)       (645)        (53)       (570)       (588)      (581)

Total Loans                           $   135     $ 3,057     $ 3,102     $ 2,868     $   132     $   632     $   577    $   589
                                      =======     =======     =======     =======     =======     =======     =======    =======
Ratio                                                2.27%       2.37%       2.39%                   1.89%       1.78%      1.93%

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.
(2)   Includes U.S. Bankcards and Travelers Bank.
NM    Not meaningful

CITIGROUP SUPPLEMENTAL DATA
(In millions of dollars)

                                                                    1Q        2Q        3Q        4Q        1Q        2Q
                                                                   1998      1998      1998      1998      1999      1999
                                                                  ------    ------    ------    ------    ------    ------
CASH BASIS AND RENEGOTIATED LOANS
Commercial Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value) (1)   $  242    $  193    $  170    $  394    $  358    $  214
Other                                                              1,102     1,100     1,110     1,201     1,277     1,341
                                                                  ------    ------    ------    ------    ------    ------
    Total Cash-Basis Loans                                        $1,344    $1,293    $1,280    $1,595    $1,635    $1,555
                                                                  ======    ======    ======    ======    ======    ======

Commercial Cash-Basis Loans
Emerging Markets                                                  $  953    $  981    $  982    $1,062    $1,095    $1,197
Global Relationship Banking                                          378       300       286       268       308       279
Insurance Subsidiaries                                                --        --        --       252       218        66
Investment Activities                                                 13        12        12        13        14        13
                                                                  ------    ------    ------    ------    ------    ------
    Total Cash-Basis Loans                                        $1,344    $1,293    $1,280    $1,595    $1,635    $1,555
                                                                  ======    ======    ======    ======    ======    ======

Commercial Renegotiated Loans                                     $   61    $   45    $   48    $   45    $   47    $   50
                                                                  ======    ======    ======    ======    ======    ======

Consumer Loans on which Accrual of Interest
    has been Suspended                                            $2,013    $2,031    $2,107    $2,283    $2,252    $2,259
                                                                  ======    ======    ======    ======    ======    ======

OTHER REAL ESTATE OWNED (2)
Consumer                                                          $  258    $  199    $  260    $  254    $  217    $  213
                                                                  ------    ------    ------    ------    ------    ------

Emerging Markets                                                      21        24        26        27        26        28
Global Relationship Banking                                          329       324       319       235       212       178
Insurance Subsidiaries                                               189       191       211       234       225       428
                                                                  ------    ------    ------    ------    ------    ------
    Total Commercial                                                 539       539       556       496       463       634
                                                                  ------    ------    ------    ------    ------    ------

Total                                                             $  797    $  738    $  816    $  750    $  680    $  847
                                                                  ======    ======    ======    ======    ======    ======

ASSETS PENDING DISPOSITION (3)                                    $  103    $  104    $  103    $  100    $   95    $   89
                                                                  ======    ======    ======    ======    ======    ======

ALLOWANCE FOR CREDIT LOSSES
Global Consumer (4)                                               $2,830    $3,200    $3,275    $3,310    $3,355    $3,436
Global Corporate and Investment Bank                               3,329     3,329     3,329     3,307     3,307     3,307
                                                                  ------    ------    ------    ------    ------    ------
    Total Allowance for Credit Losses                             $6,159    $6,529    $6,604    $6,617    $6,662    $6,743
                                                                  ======    ======    ======    ======    ======    ======

Allowance As a Percent of Total Loans:
Global Consumer                                                     2.41%     2.67%     2.62%     2.50%     2.56%     2.55%
Global Corporate and Investment Bank                                3.89%     3.80%     3.68%     3.69%     3.46%     3.38%
Total                                                               3.03%     3.15%     3.06%     2.98%     2.94%     2.90%

(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(2) Represents repossessed real estate, carried at lower of cost or collateral value.
(3) Represents consumer residential mortgage loans that have a high probability of foreclosure, carried at lower of cost or collateral value.
(4) The 1998 second quarter reflects the addition of $320 million of credit loss reserves related to the acquisition of the Universal Card portfolio.

CITIGROUP MANAGED ASSETS AND INSURANCE INVESTMENTS
(In billions of dollars)

                                                                                                                   YTD      YTD
                                                            1Q       2Q       3Q        4Q        1Q       2Q       2Q       2Q
                                                           1998     1998     1998      1998      1999     1999     1998     1999
                                                          ------   ------   ------    ------    ------   ------   ------   ------
SSB Citi Asset Management Group                           $280.7   $291.5   $294.0    $327.0    $338.2   $347.4   $291.5   $347.4
SSB - Financial Consultant managed accounts                 13.3     14.3     13.8      16.5      18.6     20.2     14.3     20.2
Travelers Life and Annuity                                  25.2     24.3     25.7      26.0      26.6     27.3     24.3     27.3
                                                          ------   ------   ------    ------    ------   ------   ------   ------
   Total assets managed for third parties                  319.2    330.1    333.5     369.5     383.4    394.9    330.1    394.9
Consulting Group externally managed assets                  67.1     69.3     63.9      71.9      73.1     76.8     69.3     76.8
Other investments held by Insurance companies               37.1     38.2     40.1      37.6      39.0     39.3     38.2     39.3
                                                          ------   ------   ------    ------    ------   ------   ------   ------
   Total managed assets and insurance investments         $423.4   $437.6   $437.5    $479.0    $495.5   $511.0   $437.6   $511.0
                                                          ======   ======   ======    ======    ======   ======   ======   ======

CITICORP SUPPLEMENTAL DATA
(In millions of dollars)
                                                                                                                   YTD      YTD
                                                            1Q       2Q       3Q        4Q        1Q       2Q       2Q       2Q
                                                           1998     1998     1998      1998      1999     1999     1998     1999
                                                          ------   ------   ------    ------    ------   ------   ------   ------
NET INTEREST REVENUE STATISTICS
(taxable equivalent basis)
Net Interest Revenue                                      $2,856   $3,009   $3,117    $3,284    $3,274   $3,308   $5,865   $6,582
Effect of Credit Card Securitization Activity                640      908      951     1,039     1,080    1,016    1,548    2,096
                                                          ------   ------   ------    ------    ------   ------   ------   ------
   Total Adjusted                                         $3,496   $3,917   $4,068    $4,323    $4,354   $4,324   $7,413   $8,678
                                                          ======   ======   ======    ======    ======   ======   ======   ======
Average Interest Earning Assets (in billions of dollars)  $265.2   $276.0   $278.7    $287.5    $289.5   $292.4   $270.6   $291.0
Effect of Credit Card Securitization Activity               27.4     36.8     39.9      41.2      44.0     46.4     32.1     45.2
                                                          ------   ------   ------    ------    ------   ------   ------   ------
   Total Adjusted                                         $292.6   $312.8   $318.6    $328.7    $333.5   $338.8   $302.7   $336.2
                                                          ======   ======   ======    ======    ======   ======   ======   ======
Net Interest Margin (%)                                     4.37%    4.37%    4.44%     4.53%     4.59%    4.54%    4.37%    4.56%
Effect of Credit Card Securitization Activity               0.48%    0.65%    0.62%     0.69%     0.70%    0.58%    0.57%    0.65%
                                                          ======   ======   ======    ======    ======   ======   ======   ======
   Total Adjusted                                           4.85%    5.02%    5.06%     5.22%     5.29%    5.12%    4.94%    5.21%
                                                          ======   ======   ======    ======    ======   ======   ======   ======
TRADING-RELATED REVENUES
By Business Sector:
Global Corporate:
   Emerging Markets                                       $  271   $  259   $  234    $  174    $  301   $  221   $  530   $  522
   Global Relationship Banking                               383      357       63       310       448      285      740      733
                                                          ------   ------   ------    ------    ------   ------   ------   ------
     Total Global Corporate                                  654      616      297       484       749      506    1,270    1,255
Global Consumer and Other                                     74      114       95       101       123       94      188      217
                                                          ------   ------   ------    ------    ------   ------   ------   ------
   Total                                                  $  728   $  730   $  392    $  585    $  872   $  600   $1,458   $1,472
                                                          ======   ======   ======    ======    ======   ======   ======   ======
By Trading Activity:
Foreign Exchange                                          $  412   $  425   $  403    $  373    $  424   $  308   $  837   $  732
Derivative                                                   196      182      102       223       290      183      378      473
Fixed Income                                                  70       31      (30)      (11)       32       21      101       53
Other                                                         50       92      (83)       --       126       88      142      214
                                                          ------   ------   ------    ------    ------   ------   ------   ------
   Total                                                  $  728   $  730   $  392    $  585    $  872   $  600   $1,458   $1,472
                                                          ======   ======   ======    ======    ======   ======   ======   ======
By Income Statement Line:
Foreign Exchange                                          $  349   $  465   $  474    $  340    $  488   $  368   $  814   $  856
Trading Account                                              236       98     (159)       90       304      138      334      442
Other                                                        143      167       77       155        80       94      310      174
                                                          ======   ======   ======    ======    ======   ======   ======   ======
   Total                                                  $  728   $  730   $  392    $  585    $  872   $  600   $1,458   $1,472
                                                          ======   ======   ======    ======    ======   ======   ======   ======

TRAVELERS PROPERTY CASUALTY CORP. SUPPLEMENTAL DATA
(In millions of dollars)

                                                                 1Q          2Q          3Q          4Q          1Q          2Q
                                                                1998        1998        1998        1998        1999        1999
                                                             ---------   ---------   ---------   ---------   ---------   ---------
GAAP Consolidated Statement of Operations
Revenues:
    Premiums                                                 $ 1,898.2   $ 1,902.8   $ 1,974.9   $ 2,020.2   $ 1,964.8   $ 2,005.9
    Net investment income                                        508.3       519.3       501.4       571.0       503.2       509.5
    Fee income                                                    82.0        76.9        74.2        72.7        66.5        67.9
    Realized investment gains                                     66.4         9.6        32.7        34.8        15.6        31.6
    Other revenues                                                39.3        23.6        17.2        25.6        22.5        19.9
                                                             ---------   ---------   ---------   ---------   ---------   ---------
        Total revenues                                         2,594.2     2,532.2     2,600.4     2,724.3     2,572.6     2,634.8
                                                             ---------   ---------   ---------   ---------   ---------   ---------
Claims and expenses:
    Claims and claim adjustment expenses*                      1,427.9     1,430.8     1,517.7     1,529.4     1,449.1     1,492.3
    Policyholder dividends                                        13.0        13.2        13.3         1.9        10.4         8.1
    Amortization of deferred acquisition costs                   285.9       303.7       304.7       302.2       314.6       310.9
    Interest expense                                              41.0        40.4        39.9        39.9        39.9        39.9
    General and administrative expenses                          340.5       318.0       300.1       350.3       307.9       303.3
                                                             ---------   ---------   ---------   ---------   ---------   ---------
        Total claims and expenses                              2,108.3     2,106.1     2,175.7     2,223.7     2,121.9     2,154.5
                                                             ---------   ---------   ---------   ---------   ---------   ---------
Income before federal income taxes and cumulative
    effect of changes in accounting principles                   485.9       426.1       424.7       500.6       450.7       480.3
Federal income taxes                                             138.8       113.6       109.4       132.7       117.1       126.0
                                                             ---------   ---------   ---------   ---------   ---------   ---------
Income before cumulative effect of changes in
    accounting principles                                        347.1       312.5       315.3       367.9       333.6       354.3
Cumulative effect of change in accounting for insurance-
    related assessments, net of tax                                 --          --          --          --      (160.5)         --
Cumulative effect of change in accounting for insurance and
    reinsurance contracts that do not transfer insurance
    risk, net of tax                                                --          --          --          --        27.4          --
                                                             ---------   ---------   ---------   ---------   ---------   ---------
Net income**                                                 $   347.1   $   312.5   $   315.3   $   367.9   $   200.5   $   354.3
                                                             =========   =========   =========   =========   =========   =========

    *   Includes pre-tax:
        Catastrophe losses, net of reinsurance               $    13.2   $    36.2   $    56.5   $      --   $    12.5   $    51.0
        Asbestos and environmental losses                    $    31.0   $    30.0   $    28.0   $    27.0   $    29.0   $    29.0
    **  Includes, net of taxes:
        Net investment income                                $   364.8   $   375.5   $   366.1   $   412.2   $   368.9   $   373.4
        Realized investment gains                            $    43.2   $     6.2   $    21.3   $    22.5   $    10.1   $    20.5

Statutory underwriting
Net written premiums (1)                                     $ 2,017.8   $ 1,994.7   $ 2,076.9   $ 2,014.2   $ 2,097.4   $ 2,045.6

Net earned premiums                                          $ 1,897.0   $ 1,896.1   $ 1,974.9   $ 2,020.2   $ 1,964.8   $ 2,005.9
Losses and loss adjustment expenses                            1,383.2     1,387.7     1,477.5     1,480.4     1,411.8     1,454.3
Other underwriting expenses                                      572.0       587.7       585.2       575.2       587.7       576.3
                                                             ---------   ---------   ---------   ---------   ---------   ---------
    Statutory underwriting loss                                  (58.2)      (79.3)      (87.8)      (35.4)      (34.7)      (24.7)
Policyholder dividends                                            13.0        13.2        13.3         1.9        10.4         8.1
                                                             ---------   ---------   ---------   ---------   ---------   ---------
    Statutory underwriting loss after policyholder
        dividends                                            $   (71.2)  $   (92.5)  $  (101.1)  $   (37.3)  $   (45.1)  $   (32.8)
                                                             =========   =========   =========   =========   =========   =========

Reserves for losses and loss adjustment expenses             $21,323.2   $21,141.8   $20,958.4   $20,726.7   $20,660.1   $20,445.6
Decrease in reserves (2)                                     $   (73.0)  $  (181.4)  $  (183.4)  $  (231.7)  $   (66.6)  $  (214.5)
Statutory surplus                                            $ 6,409.1   $ 6,640.4   $ 6,754.3   $ 7,079.1   $ 7,260.0   $ 7,493.1
Net written premiums/surplus (3)                                1.21:1      1.18:1      1.18:1      1.14:1      1.13:1      1.10:1

Statutory combined ratio: (1) (4)
Loss and loss adjustment expense ratio                            72.9%       73.2%       74.8%       73.3%       71.9%       72.5%
Other underwriting expense ratio                                  28.3%       29.5%       28.2%       28.6%       28.0%       28.2%
                                                             ---------   ---------   ---------   ---------   ---------   ---------
    Combined ratio                                               101.2%      102.7%      103.0%      101.9%       99.9%      100.7%
                                                             =========   =========   =========   =========   =========   =========

                                                                  2Q 1999 vs.        YTD         YTD         YTD 2Q 1999 vs.
                                                               2Q 1998 Increase/      2Q          2Q      YTD 2Q 1998 Increase/
                                                                   (Decrease)        1998        1999          (Decrease)
                                                               -----------------   ---------   ---------  ---------------------
GAAP Consolidated Statement of Operations
Revenues:
    Premiums                                                             5%        $ 3,801.0   $ 3,970.7             4%
    Net investment income                                               (2%)         1,027.6     1,012.7            (1%)
    Fee income                                                         (12%)           158.9       134.4           (15%)
    Realized investment gains                                          229%             76.0        47.2           (38%)
    Other revenues                                                     (16%)            62.9        42.4           (33%)
                                                                                   ---------   ---------
        Total revenues                                                   4%          5,126.4     5,207.4             2%
                                                                                   ---------   ---------

Claims and expenses:
    Claims and claim adjustment expenses*                                4%          2,858.7     2,941.4             3%
    Policyholder dividends                                             (39%)            26.2        18.5           (29%)
    Amortization of deferred acquisition costs                           2%            589.6       625.5             6%
    Interest expense                                                    (1%)            81.4        79.8            (2%)
    General and administrative expenses                                 (5%)           658.5       611.2            (7%)
                                                                                   ---------   ---------
        Total claims and expenses                                        2%          4,214.4     4,276.4             1%
                                                                                   ---------   ---------
Income before federal income taxes and cumulative
    effect of changes in accounting principles                          13%            912.0       931.0             2%
Federal income taxes                                                    11%            252.4       243.1            (4%)
                                                                                   ---------   ---------
Income before cumulative effect of changes in
    accounting principles                                               13%            659.6       687.9             4%
Cumulative effect of change in accounting for insurance-
    related assessments, net of tax                                     NM                --      (160.5)           NM
Cumulative effect of change in accounting for insurance and
    reinsurance contracts that do not transfer insurance
    risk, net of tax                                                    NM                --        27.4            NM
                                                                                   ---------   ---------
Net income**                                                            13%        $   659.6   $   554.8           (16%)
                                                                                   =========   =========
    *   Includes pre-tax:
        Catastrophe losses, net of reinsurance                          41%        $    49.4   $    63.5            29%
        Asbestos and environmental losses                               (3%)       $    61.0   $    58.0            (5%)
    **  Includes, net of taxes:
        Net investment income                                           (1%)       $   740.3   $   742.3            --
        Realized investment gains                                      231%        $    49.4   $    30.6           (38%)

Statutory underwriting
Net written premiums (1)                                                 3%        $ 4,012.5   $ 4,143.0             3%

Net earned premiums                                                      6%        $ 3,793.1   $ 3,970.7             5%
Losses and loss adjustment expenses                                      5%          2,770.9     2,866.1             3%
Other underwriting expenses                                             (2%)         1,159.7     1,164.0            --
                                                                                   ---------   ---------
    Statutory underwriting loss                                        (69%)          (137.5)      (59.4)          (57%)
Policyholder dividends                                                 (39%)            26.2        18.5           (29%)
                                                                                   ---------   ---------
    Statutory underwriting loss after policyholder
        dividends                                                      (65%)       $  (163.7)  $   (77.9)          (52%)
                                                                                   =========   =========

Reserves for losses and loss adjustment expenses                        (3%)       $21,141.8   $20,445.6            (3%)
Decrease in reserves (2)                                                18%        $  (254.4)  $  (281.1)           10%
Statutory surplus                                                       13%        $ 6,640.4   $ 7,493.1            13%
Net written premiums/surplus (3)                                                      1.18:1      1.10:1

Statutory combined ratio: (1) (4)
Loss and loss adjustment expense ratio                                                  73.1%       72.2%
Other underwriting expense ratio                                                        28.9%       28.1%
                                                                                   ---------   ---------
    Combined ratio                                                                     102.0%      100.3%
                                                                                   =========   =========

(1) The 1999 first quarter and six month net written premiums include an increase of $71.7 million due to an adjustment associated with a reinsurance transaction. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio and combined ratio for the 1999 first quarter were 71.9%, 27.7% and 99.6%, respectively, and for the 1999 six months were 72.2%, 27.9% and 100.1%, respectively.
(2) Payments on environmental and cumulative injury claims incurred in prior years are reflected as a decrease in reserves. Such payments do not have any impact on reported earnings.
(3)   Based on 12 month rolling net written premiums.
(4)   Before policyholder dividends.
NM -- Not meaningful

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 1999                             Citigroup Inc.


                                       By:          /s/ Roger W. Trupin
                                                    ----------------------------
                                                    Roger W. Trupin
                                                    Controller